UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04524)

Exact name of registrant as specified in charter: Putnam Global Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: October 31, 2007

Date of reporting period: November 1, 2006— October 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

10|31|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other
securities with the goal of
providing a steady stream
of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Global Income
Trust

10| 31| 07
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Report from the fund managers	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23
Federal tax information	68
Shareholder meeting results	69
About the Trustees	70
Officers	74

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In November, Putnam Investments celebrated its 70th anniversary. From modest beginnings in Boston, Massachusetts, Putnam has grown into a global asset manager that serves millions of investors worldwide. Coincident with this anniversary, we are pleased to announce that Great-West Lifeco Inc. recently completed its purchase of Putnam Investments from Marsh & McLennan Companies, Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe, and is a member of the Power Financial Corporation group of companies. With this change, Putnam becomes part of a successful organization with a long-standing commitment to high-quality investment management and financial services. The change in ownership is not expected to affect the Putnam funds, the way Putnam manages money, or the funds’ management teams.

We would also like to take this opportunity to announce that Putnam President and Chief Executive Officer Ed Haldeman, one of your fund’s Trustees since 2004, was named President of the Funds, assuming this role from George Putnam, III. This change, together with the completion of the transaction with Great-West Lifeco, has enabled George Putnam to become an independent Trustee of the funds. Both George and Ed will continue serving on the Board of Trustees in our collective role of overseeing the Putnam funds on your behalf.

Lastly, we are pleased to announce that a new independent Trustee, Robert J. Darretta, has joined your fund’s Board of Trustees. Mr. Darretta brings extensive leadership experience in corporate finance and accounting. He is a former Vice Chairman of the Board of Directors of Johnson & Johnson, one of the leading U.S. health-care and consumer products companies, where he also served as Chief Financial Officer, Executive Vice President, and Treasurer.

Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate Putnam’s 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management and to the new chapter opened by its recent change in ownership. As always, we thank you for your support of the Putnam funds.

Putnam Global Income Trust:
investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates to lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments and tries to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are, to some extent, independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can turn against the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns
in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer the potential for high current income. The fund favors currencies considered to offer relative strength.

Performance and portfolio snapshots

Putnam Global Income Trust

* The benchmark was not in existence at the time of the fund’s inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge. See pages 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“Your fund avoided lower-rated credit risk
associated with subprime mortgage
securities during its most recent fiscal
year. Nonetheless, volatility unrelated to
subprime credit risk affected a number of
sectors where the fund has holdings.”

D. William Kohli, Portfolio Leader, Putnam Global Income Trust

Credit qualities shown as a percentage of portfolio value at 10/31/07. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Report from the fund managers

The year in review

The first eight months of your fund’s 2007 fiscal year, which ended October 31, 2007, were reasonably stable for most sectors of the fixed-income market, especially those associated with higher credit risk. Strong economic growth outside the United States prompted some central banks to raise interest rates, which weakened performance in local currency terms, but the fund’s active currency strategies had a countering positive effect. Then, in July 2007, a full-blown credit market contagion took hold in the United States, sparked by subprime mortgage defaults but quickly encompassing the bank-loan and money markets. Though some of the sectors the fund invests in were hurt by broad-based market volatility and spread-widening in the last four months of the fiscal year, the fund benefited from having relatively low risk exposure going into this period. Results for the period trailed slightly that of the fund’s global benchmark index, while the fund was able to outpace its Lipper peer group.

Market overview

Through June 2007, the U.S. credit markets continued to enjoy a largely favorable environment of stable to declining interest rates, narrowing credit spreads, and subdued volatility. However, in July, credit concerns in the U.S. subprime mortgage market provoked a sharp and sudden reevaluation of credit quality by investors and money managers. This development had the effect of stifling liquidity throughout the credit markets. Nearly all sectors underperformed the Treasury market. Areas that were most negatively affected included mortgage-backed securities, commercial paper, and the bank-loan market. The freeze-up in liquidity then broadened on concerns that global economic growth would be damaged by the widening credit crunch. In attempts to calm the markets, the U.S. Federal Reserve (the Fed) lowered the discount rate (the rate at which it lends to banks) and the European Central Bank provided significant amounts of cash to money markets. Then, in September and October, the Fed cut the federal funds rate (the interest rate banks charge each other for overnight loans needed to maintain reserve levels). The European Central Bank, which looked more likely to raise rates to fight inflation, held rates steady. As of

Market sector and fund performance

This comparison shows your fund’s performance in the context of different market sectors for the 12 months ended 10/31/07. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 17.

the close of the fund’s fiscal year, the troubles in the credit markets had not been fully resolved.

Strategy overview

We believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objectives. The fund’s portfolio includes a broad spectrum of securitized, credit, and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. We then draw from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

In light of our analysis of current risks to the economy and markets, we have reduced the fund’s longer-dated positions and are focusing on two- to three-year maturities. To compensate for the increased risk of inflation, we have begun to purchase inflation-linked bonds in Japan, Sweden, the U.K., and other countries of the European Union, as well as in the United States. These bonds tend to outperform nominal Treasuries if inflation increases. Also, because investors are now better compensated for taking some additional credit risk, we have reduced the fund’s underweight to credit exposure. However, we are avoiding lower-rated credits in residential and commercial mortgage markets, where we still see a great deal of risk.

We continue to keep the fund’s duration relatively short in order to lessen the portfolio’s vulnerability to the negative impact of potential future rate increases. We are also maintaining significant exposure to high-quality securitized instruments with short maturities.

Your fund’s holdings

The fund’s currency positions made a positive contribution to performance over the course of the year ending October 31, when a declining U.S. dollar made non-dollar denominated securities particularly attractive to U.S. dollar-based investors. We also boosted returns through active currency management strategies. We emphasized the Australian dollar and Norwegian krone as currencies that we believed were likely to rise in value on the back of strong demand for commodities. At the same time, we set our exposure to the declining U.S. dollar and Japanese yen at levels below those of the benchmark.

The market turmoil that emerged in the final four months of your fund’s fiscal year made it increasingly difficult to make top-down predictions about individual economies and fixed-income markets. In this environment, we considered it prudent to remain close to the benchmark with respect to country allocations and

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed
over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

duration management and to focus instead on security selection as a better route to incremental returns. We did, however, diverge from the benchmark when it came to certain smaller investment-grade countries. For example, we did not own bonds from Korea, South Africa, and Poland — an investment decision that contributed to performance when spreads on these securities widened and their prices fell.

Relative to the benchmark, we also had an underweight position in investment-grade corporate bonds. The yield spreads on these securities versus Treasuries had been at historically low levels, and this made corporates more expensive relative to other investment-grade sectors. Based on this measure, we believed that there was greater downside risk in owning corporate bonds, and we chose to limit the fund’s exposure. This position proved beneficial to fund performance as yield spreads widened for investment-grade corporate bonds during the last four months of the fiscal year.

The fact that we did not own any Pfanbriefe was another positive factor for fund performance. Pfanbriefe are German mortgage-backed securities that account for a sizable share of your fund’s benchmark index. Spreads on Pfanbriefe widened, as well, during the last months of the fund’s fiscal year.

We had been concerned about rising credit market risk for some time and had sharply reduced the fund’s credit risk exposure as early as November 2006. Therefore, during the credit contagion, your fund’s exposure to credit risk associated with subprime mortgage securities was insignificant. Nonetheless, volatility unrelated to subprime credit risk affected a number of market sectors where the fund has holdings: Rates rose and prices fell for fund holdings in highly secure credits such as AAA-rated home equity loans, AAA-rated commercial mortgage-backed securities (CMBs), and collaterized mortgage obligations (CMOs) during this period. However, at their reduced prices, we believe these securities represent very good value, and, on a selective basis, we have increased our exposure to them.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend increased

Your fund’s dividend increased modestly during the period, from $0.039 to $0.041 per class A share. This change, which was effective in July 2007, was made to satisfy a 10/31/06 fiscal distribution requirement. Similar changes in the fund’s dividend were made for other share classes.

Sector weightings as of 10/31/07

This table shows the fund’s sector weightings. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the outlook for the U.S. economy is more uncertain now than at any time in the past several years. Banks and Wall Street firms continue to report losses from the subprime mortgage crisis, and risk levels in the economy and markets have increased significantly over the past several months. Two possible negative outcomes would be: (1) an economic recession, stemming from sharply falling housing prices that severely curtail consumer spending, or (2) a surge in inflation spurred by increased global growth, higher commodity prices, and increased liquidity in the financial system from the recent Fed rate cut.

Having said that, global growth continues to be supportive, and the U.S. economy may very well experience a “soft landing.” We also believe that recent market weakness has opened up exciting opportunities within several sectors of the credit market, including AAA-rated CMBs, AAA-rated home-equity loans, and CMOs. If securities are selected with discipline, these sectors have the potential to produce attractive returns.

Going forward, we intend to continue our efforts to diversify the portfolio across a broad range of fixed-income sectors and securities. At the same time, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund invests in fewer issuers and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2007, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.29%	7.09%	6.46%	6.46%	6.49%	6.49%	6.99%	6.81%	7.02%	7.33%

10 years	57.79	51.89	46.44	46.44	46.47	46.47	54.10	49.05	53.96	58.82
Annual average	4.67	4.27	3.89	3.89	3.89	3.89	4.42	4.07	4.41	4.73

5 years	44.12	38.76	38.80	36.80	38.86	38.86	42.37	37.76	42.39	45.06
Annual average	7.58	6.77	6.78	6.47	6.79	6.79	7.32	6.62	7.32	7.72

3 years	13.76	9.45	11.24	8.25	11.29	11.29	12.92	9.21	12.85	14.50
Annual average	4.39	3.06	3.61	2.68	3.63	3.63	4.13	2.98	4.11	4.62

1 year	8.76	4.70	7.97	2.97	7.96	6.96	8.54	5.06	8.42	9.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Change in the value of a $10,000 investment ($9,625 after sales charge)

Cumulative total return from 10/31/97 to 10/31/07

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,644 and $14,647, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,905 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,396 and $15,882, respectively.

Comparative index returns For periods ended 10/31/07

		Lipper Global
	Lehman Global	Income Funds
	Aggregate Bond Index	category average†

Annual average
(life of fund)	—*	7.48%

10 years	77.05%	72.58
Annual average	5.88	5.52

5 years	40.76	43.54
Annual average	7.08	7.36

3 years	14.38	14.68
Annual average	4.58	4.64

1 year	8.91	7.36

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark was not in existence at the time of the fund’s inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/07, there were 107, 93, 85, 55, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 10/31/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.476		$0.383	$0.383	$0.445		$0.447	$0.507

Capital gains	—		—	—	—		—	—

Total	$0.476		$0.383	$0.383	$0.445		$0.447	$0.507

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/06	$12.12	$12.59	$12.08	$12.09	$12.04	$12.44	$12.12	$12.13

10/31/07	12.68	13.17	12.64	12.65	12.60	13.02	12.67	12.70

Current yield (end of period)
Current dividend rate[1]	3.88%	3.74%	3.13%	3.13%	3.62%	3.50%	3.60%	4.16%

Current 30-day SEC yield[2,3]
(with expense limitation)	N/A	3.88	3.28	3.29	N/A	3.66	3.78	4.28

Current 30-day SEC yield[3]
(without expense limitation)	N/A	3.63	3.02	3.03	N/A	3.41	3.52	4.02

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.27%	7.06%	6.43%	6.43%	6.46%	6.46%	6.96%	6.79%	7.00%	7.29%

10 years	55.81	50.01	44.61	44.61	44.63	44.63	52.19	47.22	52.07	56.67
Annual average	4.53	4.14	3.76	3.76	3.76	3.76	4.29	3.94	4.28	4.59

5 years	42.23	36.86	37.09	35.09	37.04	37.04	40.63	36.08	40.56	43.02
Annual average	7.30	6.48	6.51	6.20	6.50	6.50	7.06	6.36	7.05	7.42

3 years	15.19	10.83	12.65	9.65	12.60	12.60	14.35	10.60	14.37	15.83
Annual average	4.83	3.49	4.05	3.12	4.03	4.03	4.57	3.42	4.58	5.02

1 year	8.67	4.59	7.88	2.88	7.87	6.87	8.46	4.95	8.41	9.02

Fund’s annual operating expenses For the fiscal year ended 10/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.20%	1.95%	1.95%	1.45%	1.45%	0.95%

Total annual fund operating expenses	1.50	2.25	2.25	1.75	1.75	1.25

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2007, to October 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.00	$ 9.85	$ 9.85	$ 7.28	$ 7.28	$ 4.71

Ending value (after expenses)	$1,050.40	$1,046.50	$1,046.50	$1,049.40	$1,049.30	$1,052.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2007, use the calculation method below. To find the value of your investment on May 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.90	$ 9.70	$ 9.70	$ 7.17	$ 7.17	$ 4.63

Ending value (after expenses)	$1,019.36	$1,015.58	$1,015.58	$1,018.10	$1,018.10	$1,020.62

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.16%	1.91%	1.91%	1.41%	1.41%	0.91%

Average annualized expense ratio for Lipper peer group†	1.16%	1.91%	1.91%	1.41%	1.41%	0.91%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2007	2006	2005	2004	2003
Putnam Global Income Trust	103%*	98%*	198%*	162%	198%

Lipper Global Income Funds category average	150%	159%	158%	194%	187%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 10/31/07.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2007, and October 31, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/06.

Trustee and Putnam employee fund ownership

As of October 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 104,000	$ 92,000,000

Putnam employees	$1,946,000	$777,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Michael Salm is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust.

Raman Srivastava is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Income Fund.

D. William Kohli, Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2007, Portfolio Member D. William Kohli became Portfolio Leader of the fund. In addition, Michael Atkin, Rob Bloemker, Michael Salm, and Raman Srivastava became Portfolio Members of the fund. Portfolio Leader Kevin Cronin left your fund’s management team during the period, though he continues in his executive oversight role at Putnam.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and instituti0nal clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by

Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 46th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Global Income Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

39th	60th	36th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 106, 97 and 81 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Global Income Funds category for the one-, five- and ten-year periods ended September 30, 2007 were 36%, 39% and 71%, respectively. Over the one-, five- and ten-year periods ended September 30, 2007, the fund ranked 38 out of 106, 33 out of 85 and 39 out of 54, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2007

The fund’s portfolio 10/31/07

Key to holding’s currency abbreviations
AUD Australian Dollar	GBP British Pound
CAD Canadian Dollar	HUF Hungarian Forint
CHF Swiss Franc	JPY Japanese Yen
DKK Danish Krone	SEK Swedish Krona
EUR Euro	USD / $ United States Dollar

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)*

		Principal amount	Value

Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1,
Class H, 7s, 2029		$68,957	$68,761
Asset Securitization Corp.
Ser. 96-MD6, Class A7,
7.866s, 2029		120,435	126,968
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3,
5.659s, 2049		90,000	90,864
Ser. 06-4, Class A4,
5.634s, 2046		80,000	80,916
Ser. 06-5, Class A4,
5.414s, 2047		98,000	97,653
Ser. 04-3, Class A5,
5.316s, 2039		160,000	161,574
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K,
6.15s, 2035		100,000	98,249
Ser. 04-4, Class XC, Interest
only (IO), 0.121s, 2042		2,777,553	42,078
Ser. 06-4, Class XC, IO,
0.069s, 2046		3,867,285	46,407
Ser. 06-5, Class XC, IO,
0.048s, 2016		1,915,802	28,763
Banc of America
Mortgage Securities
FRB Ser. 03-F, Class 2A1,
3.734s, 2033		44,538	43,982
Ser. 04-D, Class 2A, IO,
0.335s, 2034		955,875	1,867
Ser. 05-E, Class 2, IO,
0.305s, 2035		2,572,279	12,058
Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033		135,504	135,323
Bayview Commercial
Asset Trust 144A
FRB Ser. 06-CD1A,
Class A1, 5.056s, 2023	CAD	2,677,892	2,756,980
Ser. 07-CD1A, IO, 1.689s,
2021 (Canada)	CAD	14,257,443	1,408,859
Ser. 07-5A, IO, 1.55s, 2037		$1,070,000	170,130
Ser. 07-2A, IO, 1.3s, 2037		1,099,671	138,779
Ser. 07-1, Class S, IO,
1.211s, 2037		1,367,243	152,037
Ser. 06-CD1A, IO,
0.84s, 2023	CAD	11,677,004	887,289

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

		Principal amount	Value

Bear Stearns Commercial
Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.184s, 2032		$100,000	$105,281
Ser. 07-PW17, Class A3,
5.736s, 2050		1,047,000	1,056,447
Bear Stearns Commercial
Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.691s, 2038		1,194,399	56,325
Ser. 06-PW14, Class X1, IO,
0.047s, 2038		1,286,046	21,944
Ser. 07-PW16, Class X, IO,
0.021s, 2040		22,544,020	24,510
Broadgate Financing PLC sec.
FRB Ser. D, 7.044s, 2023
(United Kingdom)	GBP	102,925	198,644
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F,
6.56s, 2030		$362,000	362,282
Ser. 98-1, Class G,
6.56s, 2030		89,000	91,724
Ser. 98-1, Class H,
6.34s, 2030		203,000	177,140
Citigroup Commercial Mortgage
Trust 144A Ser. 06-C5, Class XC,
IO, 0.049s, 2049		6,969,855	98,014
Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO,
1.778s, 2037		295,548	13,700
Citigroup/Deutsche Bank
Commercial Mortgage Trust
Ser. 06-CD3, Class A4,
5.658s, 2048		57,000	57,158
Citigroup/Deutsche Bank
Commercial Mortgage Trust
144A Ser. 07-CD4, Class XC,
IO, 0.041s, 2049		8,019,000	75,178
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031		157,000	157,134
Commercial Mortgage
Pass-Through Certificates
Ser. 06-C7, Class A4,
5.768s, 2046		1,776,000	1,814,156

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

		Principal amount	Value

Countrywide Alternative
Loan Trust
IFB Ser. 06-6CB, Class 1A3,
IO, 0.228s, 2036		$1,235,476	$7,369
Ser. 05-24, Class 1AX, IO,
1.195s, 2035		1,679,923	32,181
Ser. 05-24, Class IIAX, IO,
1.158s, 2035		822,834	20,805
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
1.991s, 2035		749,096	16,386
Ser. 05-2, Class 2X, IO,
1.16s, 2035		887,748	17,061
Ser. 06-0A5, Class X, IO,
2.435s, 2046		786,573	30,848
Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039		275,000	279,547
Credit Suisse Mortgage
Capital Certificates 144A
Ser. 07-C2, Class AX, IO,
0.114s, 2049		10,884,491	112,720
Ser. 06-C4, Class AX, IO,
0.092s, 2039		5,914,081	99,122
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F,
7.46s, 2035		119,000	129,792
Ser. 04-C2, Class A2,
5.416s, 2036		180,000	179,667
CS First Boston Mortgage
Securities Corp. 144A
Ser. 98-C2, Class F,
6 3/4s, 2030		362,000	382,636
Ser. 02-CP5, Class M,
5 1/4s, 2035		81,000	60,852
Ser. 03-C3, Class AX, IO,
0.747s, 2038		1,956,301	74,412
Ser. 03-CK2, Class AX, IO,
0.626s, 2036		2,624,211	66,118
Ser. 04-C4, Class AX, IO,
0.184s, 2039		1,041,050	23,027
DLJ Commercial Mortgage Corp.
Ser. 99-CG2, Class B3,
6.1s, 2032		129,000	129,485
Ser. 99-CG2, Class B4,
6.1s, 2032		219,000	214,993
European Loan Conduit 144A
FRB Ser. 22A, Class D, 7.122s,
2014 (Ireland)	GBP	103,500	201,887
European Prime Real
Estate PLC 144A FRB Ser. 1-A,
Class D, 7 1/8s, 2014
(United Kingdom) (F)	GBP	184,380	365,653
Fannie Mae
FRB Ser. 03-W17, Class 12,
IO, 1.15s, 2033		$1,072,219	41,066
FRB Ser. 06-115, Class SN,
zero %, 2036		128,805	135,185

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-65, Class ER,
zero %, 2035	$199,849	$192,768
FRB Ser. 05-57, Class UL,
zero %, 2035	193,612	190,546
IFB Ser. 07-64, Class LS,
15.188s, 2037	133,539	164,420
IFB Ser. 07-75, Class JS,
13.38s, 2037	193,248	235,890
IFB Ser. 07-75, Class CS,
11.393s, 2037	116,502	141,310
IFB Ser. 07-75, Class ES,
10.965s, 2036	144,276	165,647
IFB Ser. 07-80, Class AS,
10.38s, 2037	117,046	132,524
IFB Ser. 06-76, Class QB,
10.365s, 2036	189,579	220,848
IFB Ser. 06-63, Class SP,
10.065s, 2036	207,160	237,933
IFB Ser. 07-W7, Class 1A4,
9.945s, 2037	99,419	107,894
IFB Ser. 05-37, Class SU,
9.71s, 2035	202,183	226,212
IFB Ser. 06-49, Class SE,
9.51s, 2036	178,660	198,940
IFB Ser. 06-60, Class AK,
9.31s, 2036	86,496	95,694
IFB Ser. 06-60, Class TK,
9.11s, 2036	95,182	104,344
IFB Ser. 06-104, Class ES,
9.088s, 2036	144,562	161,613
IFB Ser. 07-1, Class NK,
8.951s, 2037	292,455	328,766
IFB Ser. 07-81, Class SC,
8.565s, 2037	129,349	138,526
IFB Ser. 07-30, Class FS,
7.26s, 2037	287,815	297,975
IFB Ser. 06-8, Class PK,
6.91s, 2036	203,477	207,589
IFB Ser. 05-74, Class CP,
6.884s, 2035	115,405	121,939
IFB Ser. 05-57, Class CD,
6.853s, 2035	109,388	114,321
IFB Ser. 05-74, Class SK,
6.731s, 2035	214,653	222,801
IFB Ser. 06-27, Class SP,
6.701s, 2036	157,000	166,027
IFB Ser. 06-8, Class HP,
6.701s, 2036	175,979	184,472
IFB Ser. 06-8, Class WK,
6.701s, 2036	276,990	288,367
IFB Ser. 05-106, Class US,
6.701s, 2035	276,777	291,907
IFB Ser. 05-99, Class SA,
6.701s, 2035	136,941	142,073
IFB Ser. 05-74, Class CS,
6.621s, 2035	131,562	136,008
IFB Ser. 05-45, Class DA,
6.554s, 2035	274,733	286,138

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class DM,
6.517s, 2035	$267,767	$277,928
IFB Ser. 05-45, Class DC,
6.444s, 2035	152,630	158,323
IFB Ser. 06-60, Class CS,
6.224s, 2036	93,802	91,770
IFB Ser. 05-57, Class DC,
5.939s, 2034	183,497	188,918
IFB Ser. 07-96, Class AS,
5.788s, 2037	158,097	156,639
IFB Ser. 05-45, Class PC,
5.633s, 2034	74,936	76,482
IFB Ser. 07-W6, Class 6A2, IO,
2.928s, 2037	163,829	13,082
IFB Ser. 03-66, Class SA, IO,
2.778s, 2033	230,801	21,647
IFB Ser. 07-W6, Class 5A2, IO,
2.418s, 2037	216,179	16,297
IFB Ser. 07-W4, Class 4A2, IO,
2.408s, 2037	1,017,986	72,303
IFB Ser. 07-W2, Class 3A2, IO,
2.408s, 2037	281,864	20,250
IFB Ser. 05-113, Class DI, IO,
2.358s, 2036	3,946,374	301,123
IFB Ser. 05-52, Class DC, IO,
2.328s, 2035	110,165	12,468
IFB Ser. 06-60, Class SI, IO,
2.278s, 2036	282,690	24,630
IFB Ser. 04-89, Class EI, IO,
2.278s, 2034	877,436	73,240
IFB Ser. 04-24, Class CS, IO,
2.278s, 2034	323,469	26,862
IFB Ser. 07-W7, Class 3A2, IO,
2.258s, 2037	411,110	27,199
IFB Ser. 03-122, Class SA, IO,
2.228s, 2028	422,448	24,345
IFB Ser. 03-122, Class SJ, IO,
2.228s, 2028	445,247	26,024
IFB Ser. 04-60, Class SW, IO,
2.178s, 2034	610,457	53,156
IFB Ser. 05-65, Class KI, IO,
2.128s, 2035	451,928	30,618
IFB Ser. 07-54, Class CI, IO,
1.888s, 2037	200,980	15,216
IFB Ser. 07-39, Class PI, IO,
1.888s, 2037	181,797	12,324
IFB Ser. 07-30, Class WI, IO,
1.888s, 2037	806,590	52,573
IFB Ser. 07-W4, Class 3A2, IO,
1.878s, 2037	995,097	59,057
IFB Ser. 07-28, Class SE, IO,
1.878s, 2037	195,638	14,101
IFB Ser. 06-128, Class SH, IO,
1.878s, 2037	110,529	7,284
IFB Ser. 06-56, Class SM, IO,
1.878s, 2036	272,483	18,520
IFB Ser. 06-12, Class SD, IO,
1.878s, 2035	434,907	34,104

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-73, Class SI, IO,
1.878s, 2035	$129,395	$7,978
IFB Ser. 05-17, Class ES, IO,
1.878s, 2035	267,033	18,745
IFB Ser. 05-17, Class SY, IO,
1.878s, 2035	123,504	8,665
IFB Ser. 07-W5, Class 2A2, IO,
1.868s, 2037	106,287	4,591
IFB Ser. 07-30, Class IE, IO,
1.868s, 2037	512,626	43,739
IFB Ser. 06-123, Class CI, IO,
1.868s, 2037	447,636	32,853
IFB Ser. 06-123, Class UI, IO,
1.868s, 2037	192,269	13,674
IFB Ser. 05-82, Class SY, IO,
1.858s, 2035	527,537	32,317
IFB Ser. 05-45, Class SR, IO,
1.848s, 2035	746,181	45,446
IFB Ser. 07-15, Class BI, IO,
1.828s, 2037	324,702	22,735
IFB Ser. 06-23, Class SC, IO,
1.828s, 2036	263,402	18,632
IFB Ser. 06-16, Class SM, IO,
1.828s, 2036	187,506	13,216
IFB Ser. 05-95, Class CI, IO,
1.828s, 2035	295,986	21,965
IFB Ser. 05-84, Class SG, IO,
1.828s, 2035	486,971	36,832
IFB Ser. 05-54, Class SA, IO,
1.828s, 2035	521,966	32,661
IFB Ser. 05-23, Class SG, IO,
1.828s, 2035	396,629	29,901
IFB Ser. 05-29, Class SY, IO,
1.828s, 2035	1,166,331	86,928
IFB Ser. 05-104, Class NI, IO,
1.828s, 2035	338,318	24,652
IFB Ser. 05-17, Class SA, IO,
1.828s, 2035	344,896	27,008
IFB Ser. 05-17, Class SE, IO,
1.828s, 2035	375,298	29,047
IFB Ser. 05-57, Class DI, IO,
1.828s, 2035	822,963	52,693
IFB Ser. 05-104, Class SI, IO,
1.828s, 2033	378,417	24,700
IFB Ser. 05-83, Class QI, IO,
1.818s, 2035	87,417	7,124
IFB Ser. 06-128, Class GS, IO,
1.808s, 2037	228,535	16,885
IFB Ser. 05-83, Class SL, IO,
1.798s, 2035	869,669	56,816
IFB Ser. 07-63, Class SB, IO,
1.778s, 2037	1,415,274	81,278
IFB Ser. 06-114, Class IS, IO,
1.778s, 2036	223,508	14,540
IFB Ser. 06-115, Class IE, IO,
1.768s, 2036	168,381	12,244
IFB Ser. 06-117, Class SA, IO,
1.768s, 2036	256,745	16,455

COLLATERALIZED MORTGAGEcontinuedOBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-109, Class SH, IO,
1.748s, 2036	$219,053	$17,286
IFB Ser. 07-W6, Class 4A2, IO,
1.728s, 2037	851,129	51,106
IFB Ser. 06-128, Class SC, IO,
1.728s, 2037	218,175	14,497
IFB Ser. 06-44, Class IS, IO,
1.728s, 2036	116,303	7,312
IFB Ser. 06-45, Class SM, IO,
1.728s, 2036	340,844	18,939
IFB Ser. 06-8, Class JH, IO,
1.728s, 2036	772,580	56,805
IFB Ser. 06-8, Class PS, IO,
1.728s, 2036	471,596	35,455
IFB Ser. 05-122, Class SG, IO,
1.728s, 2035	188,593	13,185
IFB Ser. 06-92, Class LI, IO,
1.708s, 2036	248,339	16,215
IFB Ser. 06-85, Class TS, IO,
1.688s, 2036	338,828	20,599
IFB Ser. 06-61, Class SE, IO,
1.678s, 2036	132,456	7,667
IFB Ser. 07-75, Class PI, IO,
1.668s, 2037	312,983	18,990
IFB Ser. 07-76, Class SA, IO,
1.668s, 2037	309,251	15,715
IFB Ser. 07-W7, Class 2A2, IO,
1.658s, 2037	667,997	38,957
IFB Ser. 07-90, Class S, IO,
1.638s, 2037	517,694	20,789
IFB Ser. 03-124, Class ST, IO,
1.628s, 2034	155,083	8,792
IFB Ser. 07-W8, Class 2A2, IO,
1.578s, 2037	482,661	27,136
IFB Ser. 06-70, Class WI, IO,
1.578s, 2036	177,695	7,608
IFB Ser. 07-30, Class JS, IO,
1.568s, 2037	452,849	28,071
IFB Ser. 07-W4, Class 2A2, IO,
1.548s, 2037	1,154,002	60,765
IFB Ser. 07-54, Class IA, IO,
1.538s, 2037	235,416	15,028
IFB Ser. 07-54, Class IB, IO,
1.538s, 2037	235,416	15,028
IFB Ser. 07-54, Class IC, IO,
1.538s, 2037	235,416	15,028
IFB Ser. 07-54, Class ID, IO,
1.538s, 2037	235,416	15,028
IFB Ser. 07-54, Class IE, IO,
1.538s, 2037	235,416	15,028
IFB Ser. 07-54, Class IF, IO,
1.538s, 2037	349,761	22,327
IFB Ser. 07-54, Class UI, IO,
1.538s, 2037	279,405	19,077
IFB Ser. 07-56, Class SA, IO,
1.538s, 2037	196,769	9,760

COLLATERALIZED MORTGAGEcontinuedOBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-91, Class AS, IO,
1.528s, 2037	$203,455	$11,973
IFB Ser. 07-91, Class HS, IO,
1.528s, 2037	213,968	12,556
IFB Ser. 07-15, Class CI, IO,
1.508s, 2037	821,582	51,337
IFB Ser. 06-123, Class BI, IO,
1.508s, 2037	1,087,117	65,854
IFB Ser. 06-115, Class JI, IO,
1.508s, 2036	598,670	37,429
IFB Ser. 07-103, Class AI, IO,
1.465s, 2037	1,138,182	65,801
IFB Ser. 06-123, Class LI, IO,
1.448s, 2037	401,959	23,586
IFB Ser. 07-39, Class AI, IO,
1.248s, 2037	417,576	22,230
IFB Ser. 07-32, Class SD, IO,
1.238s, 2037	279,455	14,124
IFB Ser. 07-33, Class SD, IO,
1.238s, 2037	691,516	35,926
IFB Ser. 07-30, Class UI, IO,
1.228s, 2037	231,142	12,544
IFB Ser. 07-32, Class SC, IO,
1.228s, 2037	372,292	18,568
IFB Ser. 07-1, Class CI, IO,
1.228s, 2037	271,339	14,266
IFB Ser. 05-74, Class SE, IO,
1.228s, 2035	1,006,292	44,738
IFB Ser. 05-82, Class SI, IO,
1.228s, 2035	1,014,316	45,191
IFB Ser. 07-W4, Class 1A2, IO,
1.218s, 2037	3,332,365	153,698
IFB Ser. 07-W5, Class 1A2, IO,
1.208s, 2037	536,036	19,150
IFB Ser. 07-4, Class PS, IO,
1.183s, 2037	1,071,717	49,190
IFB Ser. 05-58, Class IK, IO,
1.128s, 2035	337,414	20,020
IFB Ser. 07-75, Class ID, IO,
0.998s, 2037	246,826	12,173
Ser. 02-T4, Class A4, 9 1/2s, 2041	337,430	369,571
Ser. 01-T10, Class A2, 7 1/2s, 2041	126,232	132,510
Ser. 02-T4, Class A3, 7 1/2s, 2041	113,911	120,210
Ser. 01-T12, Class A2, 7 1/2s, 2041	135,241	142,606
Ser. 99-T2, Class A1, 7 1/2s, 2039	251,641	266,247
Ser. 00-T6, Class A1, 7 1/2s, 2030	112,778	119,009
Ser. 02-26, Class A1, 7s, 2048	92,224	96,080
Ser. 03-W8, Class 2A, 7s, 2042	347,115	362,428
Ser. 02-T16, Class A2, 7s, 2042	534,213	556,852
Ser. 02-14, Class A1, 7s, 2042	150,809	156,774
Ser. 381, Class 14, IO, 6 1/2s, 2037	141,803	33,988
Ser. 381, Class 15, IO, 6 1/2s, 2037	95,643	23,717
Ser. 371, Class 2, IO, 6 1/2s, 2036	918,073	229,033
Ser. 03-W10, Class 1, IO,
1.928s, 2043	1,042,906	51,338

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-104, Class SG, IO,
1.728s, 2036	$86,224	$5,417
Ser. 03-W8, Class 12, IO,
1.638s, 2042	2,230,114	101,919
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	867,407	36,052
Ser. 02-T18, IO, 0.516s, 2042	6,150,381	77,427
Ser. 02-T4, IO, 0.452s, 2041	345,826	3,300
Ser. 02-26, IO, 0.232s, 2048	15,819,410	73,750
Ser. 372, Class 1, Principal Only
(PO), zero %, 2036	1,131,034	863,267
Ser. 04-38, Class AO, PO,
zero %, 2034	393,040	282,246
Ser. 04-61, Class CO, PO,
zero %, 2031	241,599	197,573
Ser. 07-31, Class TS, IO,
zero %, 2009	654,041	7,938
Ser. 07-15, Class IM, IO,
zero %, 2009	256,137	2,888
Ser. 07-16, Class TS, IO,
zero %, 2009	1,048,561	12,192
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A5, 7 1/2s, 2042	40,621	42,916
Ser. T-60, Class 1A2, 7s, 2044	423,773	443,817
Ser. T-41, Class 2A, 7s, 2032	26,880	27,938
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1, 7.59s, 2025	225,000	168,908
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	224,393
Ser. 97-C2, Class G, 7 1/2s, 2029	119,000	129,830
First Union-Lehman Brothers-
Bank of America 144A Ser. 98-C2,
Class G, 7s, 2035	285,000	299,165
Freddie Mac
FRB Ser. 3327, Class YF,
zero %, 2037	169,189	170,238
FRB Ser. 3239, Class BF,
zero %, 2036	179,591	193,432
FRB Ser. 3122, Class GF,
zero %, 2036	82,729	83,748
FRB Ser. 3326, Class WF,
zero %, 2035	285,604	269,736
FRB Ser. 3003, Class XF,
zero %, 2035	189,680	183,145
IFB Ser. 3339, Class JS, 9.
742s, 2037	102,315	117,831
IFB Ser. 3339, Class WS,
9.721s, 2037	112,121	135,540
IFB Ser. 3355, Class KS,
9.174s, 2037	192,090	206,377
IFB Ser. 3182, Class PS,
8.235s, 2032	169,014	191,143
IFB Ser. 3202, Class HM,
7.794s, 2036	87,847	97,816

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3153, Class SX,
7.794s, 2036	$136,575	$151,275
IFB Ser. 3081, Class DC,
6.249s, 2035	108,732	113,516
IFB Ser. 2976, Class KL,
5.715s, 2035	210,687	216,776
IFB Ser. 3149, Class SU,
5.662s, 2036	85,927	84,158
IFB Ser. 2990, Class DP,
5.605s, 2034	175,988	179,759
IFB Ser. 3153, Class UT,
5.349s, 2036	86,023	85,281
IFB Ser. 3065, Class DC,
4.586s, 2035	173,728	166,712
IFB Ser. 3360, Class SC,
4.348s, 2037	150,649	144,149
IFB Ser. 3031, Class BS,
3.997s, 2035	238,594	226,387
IFB Ser. 2990, Class LB,
3.933s, 2034	216,621	204,168
IFB Ser. 2990, Class WP,
3.893s, 2035	130,205	127,867
IFB Ser. 2927, Class SI, IO,
3.409s, 2035	295,954	35,751
IFB Ser. 2828, Class GI, IO,
2.409s, 2034	337,716	33,648
IFB Ser. 3184, Class SP, IO,
2.259s, 2033	316,965	25,288
IFB Ser. 2869, Class SH, IO,
2.209s, 2034	163,340	10,783
IFB Ser. 2869, Class JS, IO,
2.159s, 2034	773,722	50,122
IFB Ser. 3203, Class SH, IO,
2.049s, 2036	180,529	16,420
IFB Ser. 2755, Class SG, IO,
2.009s, 2031	326,392	23,554
IFB Ser. 2815, Class PT, IO,
1.959s, 2032	337,870	25,408
IFB Ser. 2594, Class SE, IO,
1.959s, 2030	288,744	16,151
IFB Ser. 2828, Class TI, IO,
1.959s, 2030	155,610	10,914
IFB Ser. 3297, Class BI, IO,
1.669s, 2037	705,688	52,580
IFB Ser. 3284, Class IV, IO,
1.659s, 2037	179,819	14,251
IFB Ser. 3287, Class SD, IO,
1.659s, 2037	290,927	20,620
IFB Ser. 3281, Class BI, IO,
1.659s, 2037	137,839	9,773
IFB Ser. 3028, Class ES, IO,
1.659s, 2035	810,680	60,295
IFB Ser. 2922, Class SE, IO,
1.659s, 2035	427,758	26,769
IFB Ser. 3045, Class DI, IO,
1.639s, 2035	193,326	12,187

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3136, Class NS, IO,
1.609s, 2036	$203,357	$13,119
IFB Ser. 3118, Class SD, IO,
1.609s, 2036	683,046	40,020
IFB Ser. 3054, Class CS, IO,
1.609s, 2035	165,721	8,661
IFB Ser. 3107, Class DC, IO,
1.609s, 2035	396,507	30,518
IFB Ser. 3066, Class SI, IO,
1.609s, 2035	559,633	41,755
IFB Ser. 2927, Class ES, IO,
1.609s, 2035	234,161	13,045
IFB Ser. 2950, Class SM, IO,
1.609s, 2016	440,439	27,965
IFB Ser. 3256, Class S, IO,
1.599s, 2036	351,109	26,100
IFB Ser. 3031, Class BI, IO,
1.599s, 2035	159,012	12,900
IFB Ser. 3244, Class SB, IO,
1.569s, 2036	197,950	13,491
IFB Ser. 3244, Class SG, IO,
1.569s, 2036	228,090	16,070
IFB Ser. 3326, Class GS, IO,
1.559s, 2037	1,111,976	61,657
IFB Ser. 3236, Class IS, IO,
1.559s, 2036	370,687	24,357
IFB Ser. 3147, Class SH, IO,
1.559s, 2036	681,496	49,603
IFB Ser. 2962, Class BS, IO,
1.559s, 2035	995,399	60,076
IFB Ser. 3114, Class TS, IO,
1.559s, 2030	1,083,388	62,181
IFB Ser. 3128, Class JI, IO,
1.539s, 2036	178,039	12,743
IFB Ser. 2990, Class LI, IO,
1.539s, 2034	316,974	23,111
IFB Ser. 3240, Class S, IO,
1.529s, 2036	701,112	47,796
IFB Ser. 3153, Class JI, IO,
1.529s, 2036	361,437	21,246
IFB Ser. 3065, Class DI, IO,
1.529s, 2035	121,105	9,765
IFB Ser. 3145, Class GI, IO,
1.509s, 2036	145,629	10,985
IFB Ser. 3114, Class GI, IO,
1.509s, 2036	163,047	13,318
IFB Ser. 3218, Class AS, IO,
1.489s, 2036	256,038	15,512
IFB Ser. 3221, Class SI, IO,
1.489s, 2036	298,942	18,993
IFB Ser. 3153, Class UI, IO,
1.479s, 2036	527,797	42,270
IFB Ser. 3202, Class PI, IO,
1.449s, 2036	813,523	52,171
IFB Ser. 3355, Class MI, IO,
1.409s, 2037	219,723	12,924

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3355, Class LI, IO,
1.409s, 2037	$277,525	$11,967
IFB Ser. 3201, Class SG, IO,
1.409s, 2036	377,998	23,995
IFB Ser. 3203, Class SE, IO,
1.409s, 2036	339,870	21,240
IFB Ser. 3171, Class PS, IO,
1.394s, 2036	321,426	20,690
IFB Ser. 3284, Class BI, IO,
1.359s, 2037	225,214	13,433
IFB Ser. 3281, Class AI, IO,
1.339s, 2037	829,379	52,950
IFB Ser. 3311, Class IA, IO,
1.319s, 2037	331,558	21,896
IFB Ser. 3311, Class IB, IO,
1.319s, 2037	331,558	21,896
IFB Ser. 3311, Class IC, IO,
1.319s, 2037	331,558	21,896
IFB Ser. 3311, Class ID, IO,
1.319s, 2037	331,558	21,896
IFB Ser. 3311, Class IE, IO,
1.319s, 2037	478,917	31,628
IFB Ser. 3274, Class JS, IO,
1.319s, 2037	674,280	36,299
IFB Ser. 3240, Class GS, IO,
1.289s, 2036	418,728	25,921
IFB Ser. 3339, Class TI, IO,
1.049s, 2037	389,473	21,757
IFB Ser. 3288, Class SJ, IO,
1.039s, 2037	367,141	17,141
IFB Ser. 3284, Class CI, IO,
1.029s, 2037	627,097	33,788
IFB Ser. 3016, Class SQ, IO,
1.019s, 2035	318,870	12,494
IFB Ser. 3284, Class WI, IO,
1.009s, 2037	1,039,832	54,259
IFB Ser. 3286, Class SA, IO,
1.009s, 2037	459,743	19,539
IFB Ser. 3235, Class SA, IO,
0.859s, 2036	176,868	7,386
Ser. 3382, Class SB, IO, 6s,
2037 ##	574,000	17,593
Ser. 3236, Class ES, IO, 1.609s,
2036	216,282	13,923
Ser. 246, PO, zero %, 2037	686,847	526,417
Ser. 3300, PO, zero %, 2037	118,539	93,189
Ser. 242, PO, zero %, 2036	3,634,293	2,788,624
Ser. 239, PO, zero %, 2036	841,690	637,557
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	41,000	42,118
Ser. 07-C1, Class XC, IO,
0.042s, 2019	16,576,335	117,082

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Government National
Mortgage Association
FRB Ser. 07-49, Class UF,
zero %, 2037	$69,268	$68,957
FRB Ser. 07-35, Class UF,
zero %, 2037	72,909	78,020
IFB Ser. 07-26, Class WS,
14.43s, 2037	128,910	174,634
IFB Ser. 07-38, Class AS,
11.2s, 2037	291,945	350,609
IFB Ser. 07-44, Class SP,
10.343s, 2036	113,159	130,559
IFB Ser. 05-7, Class JM,
5.643s, 2034	210,987	212,159
IFB Ser. 05-84, Class SL,
3.967s, 2035	227,520	215,678
IFB Ser. 06-62, Class SI, IO,
2.383s, 2036	291,698	20,988
IFB Ser. 07-1, Class SL, IO,
2.363s, 2037	135,244	10,617
IFB Ser. 07-1, Class SM, IO,
2.353s, 2037	135,244	10,576
IFB Ser. 07-26, Class SG, IO,
1.853s, 2037	377,899	26,258
IFB Ser. 07-9, Class BI, IO,
1.823s, 2037	889,096	55,579
IFB Ser. 07-25, Class SA, IO,
1.803s, 2037	310,544	18,328
IFB Ser. 07-25, Class SB, IO,
1.803s, 2037	605,940	35,761
IFB Ser. 07-26, Class LS, IO,
1.803s, 2037	785,489	53,044
IFB Ser. 07-26, Class SA, IO,
1.803s, 2037	870,072	50,184
IFB Ser. 07-22, Class S, IO,
1.803s, 2037	199,604	15,227
IFB Ser. 07-11, Class SA, IO,
1.803s, 2037	211,511	14,257
IFB Ser. 07-14, Class SB, IO,
1.803s, 2037	202,099	13,505
IFB Ser. 07-51, Class SJ, IO,
1.753s, 2037	239,661	18,732
IFB Ser. 07-26, Class SD, IO,
1.74s, 2037	433,381	28,450
IFB Ser. 06-38, Class SG, IO,
1.653s, 2033	883,541	40,594
IFB Ser. 07-53, Class SG, IO,
1.603s, 2037	169,311	9,599
IFB Ser. 07-48, Class SB, IO,
1.59s, 2037	389,103	20,553
IFB Ser. 07-53, Class ES, IO,
1.553s, 2037	272,908	12,917
IFB Ser. 07-58, Class PS, IO,
1.55s, 2037	854,000	62,983
IFB Ser. 07-59, Class SP, IO,
1.54s, 2037	100,000	6,750
IFB Ser. 07-59, Class PS, IO,
1.54s, 2037	185,000	12,632

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-9, Class DI, IO,
1.513s, 2037	$449,438	$24,286
IFB Ser. 07-53, Class SC, IO,
1.503s, 2037	304,182	12,707
IFB Ser. 07-64, Class AI, IO,
1.49s, 2037	400,000	20,283
IFB Ser. 07-9, Class AI, IO,
1.44s, 2037	342,225	20,911
IFB Ser. 07-36, Class SY, IO,
1.41s, 2037	286,996	15,721
IFB Ser. 07-57, Class QA, IO,
1.38s, 2037	586,000	30,216
IFB Ser. 07-61, Class SA, IO,
1.369s, 2037	315,000	17,133
IFB Ser. 05-65, Class SI, IO,
1.353s, 2035	186,155	10,188
IFB Ser. 07-58, Class SA, IO,
1.35s, 2037	1,662,000	89,853
IFB Ser. 07-58, Class SC, IO,
1.35s, 2037	502,000	22,590
IFB Ser. 07-58, Class SD, IO,
1.34s, 2037	426,000	18,875
IFB Ser. 07-59, Class SD, IO,
1.34s, 2037	150,000	7,711
IFB Ser. 05-68, Class KI, IO,
1.303s, 2035	1,227,639	81,413
IFB Ser. 06-14, Class S, IO,
1.253s, 2036	318,163	15,329
IFB Ser. 06-11, Class ST, IO,
1.243s, 2036	199,683	9,441
IFB Ser. 07-27, Class SD, IO,
1.203s, 2037	220,622	9,799
IFB Ser. 07-19, Class SJ, IO,
1.203s, 2037	375,384	16,253
IFB Ser. 07-23, Class ST, IO,
1.203s, 2037	463,800	18,066
IFB Ser. 07-9, Class CI, IO,
1.203s, 2037	584,777	25,869
IFB Ser. 07-7, Class EI, IO,
1.203s, 2037	218,920	9,211
IFB Ser. 07-1, Class S, IO,
1.203s, 2037	497,079	21,750
IFB Ser. 07-3, Class SA, IO,
1.203s, 2037	473,716	20,515
IFB Ser. 07-21, Class S, IO,
1.14s, 2037	463,262	22,483
IFB Ser. 07-31, Class AI, IO,
1.12s, 2037	246,028	18,298
IFB Ser. 07-43, Class SC, IO,
1.04s, 2037	316,037	12,956
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	2,051,921	76,787
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
2.473s, 2045	551,080	12,916

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

Greenwich Capital Commercial
Funding Corp. Ser. 07-GG9,
Class A4, 5.444s, 2039	$16,000	$15,703
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	170,000	172,496
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	575,000	581,446
Ser. 06-GG8, Class A4,
5.56s, 2039	100,000	100,008
Ser. 04-GG2, Class A6,
5.396s, 2038	316,000	315,703
GS Mortgage Securities
Corp. II 144A
FRB Ser. 03-FL6A, Class L,
8.341s, 2015	95,000	94,525
Ser. 98-C1, Class F, 6s, 2030	99,000	98,995
Ser. 03-C1, Class X1, IO,
0.529s, 2040	5,997,881	108,617
JPMorgan Chase
Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	34,000	34,930
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	72,000	73,418
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	213,000	216,031
FRB Ser. 07-LD11, Class AM,
5.819s, 2049	256,000	258,519
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	260,000	252,769
Ser. 07-CB20, Class A3,
5.863s, 2051	422,000	425,760
Ser. 06-CB15, Class A4,
5.814s, 2043	317,000	321,175
Ser. 07-CB20, Class A4,
5.794s, 2051	506,000	514,774
Ser. 06-CB16, Class A4,
5.552s, 2045	109,000	108,370
Ser. 06-CB14, Class A4,
5.481s, 2044	68,000	67,554
Ser. 06-CB14, Class AM,
5.441s, 2044	145,000	143,537
Ser. 05-LDP2, Class AM,
4.78s, 2042	50,000	47,505
Ser. 06-LDP8, Class X, IO,
0.574s, 2045	2,721,879	107,786
Ser. 06-CB17, Class X, IO,
0.514s, 2043	2,426,112	89,475
Ser. 07-LDPX, Class X, IO,
0.348s, 2049	4,790,130	107,586
Ser. 06-CB16, Class X1, IO,
0.057s, 2045	3,105,746	45,965
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	48,253,438	45,238

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

JPMorgan Chase Commercial
Mortgage Securities Corp. 144A
Ser. 05-LDP1, Class X1, IO,
0.096s, 2046	$1,363,384	$12,409
Ser. 07-CB20, Class X1, IO,
0.049s, 2051	8,341,000	108,183
LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	119,000	109,291
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM,
6.114s, 2017	24,000	24,413
Ser. 04-C7, Class A6,
4.786s, 2029	128,000	124,052
Ser. 07-C2, Class XW, IO,
0.536s, 2040	1,054,586	41,096
LB-UBS Commercial Mortgage
Trust 144A
Ser. 03-C5, Class XCL, IO,
0.908s, 2037	2,116,223	31,469
Ser. 06-C7, Class XW, IO,
0.719s, 2038	1,748,575	78,035
Ser. 05-C2, Class XCL, IO,
0.146s, 2040	5,933,486	63,902
Ser. 06-C1, Class XCL, IO,
0.068s, 2041	12,392,887	131,181
Ser. 07-C2, Class XCL, IO,
0.065s, 2040	9,065,444	146,361
Ser. 06-C7, Class XCL, IO,
0.064s, 2038	3,205,555	55,389
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
6.041s, 2017	66,000	65,340
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9,
11.685s, 2036	82,960	94,068
IFB Ser. 07-5, Class 4A3,
10.845s, 2036	154,408	171,501
IFB Ser. 07-4, Class 3A2, IO,
2.328s, 2037	248,359	14,728
IFB Ser. 06-5, Class 2A2, IO,
2.278s, 2036	550,583	29,724
IFB Ser. 07-4, Class 2A2, IO,
1.798s, 2037	938,463	53,945
IFB Ser. 06-9, Class 2A2, IO,
1.748s, 2037	693,685	42,765
IFB Ser. 06-6, Class 1A3, IO,
1.628s, 2036	1,120,558	57,250
IFB Ser. 07-5, Class 10A2, IO,
1.468s, 2037	467,156	18,553
IFB Ser. 06-5, Class 1A3, IO,
0.528s, 2036	148,575	1,393
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	379,000	373,433
Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class H, 6.667s,
2040 (Canada)	156,000	134,605

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

	Principal amount	Value

MASTR Adjustable Rate Mortgages Trust
FRB Ser. 04-13, Class 3A6,
3.786s, 2034	$224,000	$218,322
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	178,128	3,117
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	457,853	1,717
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO,
0.062s, 2049	6,036,568	86,776
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM,
5.591s, 2022	270,899	271,476
Ser. 06-1, Class X1TM, IO,
6.166s, 2022	2,667,000	299
Ser. 06-1, Class X1A, IO,
1.844s, 2022	5,549,491	74,363
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.278s, 2035	375,310	373,831
FRB Ser. 98-C3, Class E,
7.108s, 2030	49,000	52,851
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
5.83s, 2050	118,000	120,051
FRB Ser. 07-C1, Class A4,
5.83s, 2050	127,000	128,938
Merrill Lynch/Countrywide
Commercial Mortgage Trust FRB
Ser. 07-8, Class A2, 5.92s, 2049	205,000	209,265
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-3, Class XC, IO,
0.055s, 2046	4,125,587	63,121
Ser. 07-7, Class X, IO,
0.02s, 2050	16,916,000	63,435
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4,
5.774s, 2042	317,000	324,037
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	122,000	121,209
Ser. 98-CF1, Class E, 7.35s, 2032	256,000	241,122
Ser. 07-HQ11, Class A4,
5.447s, 2044	26,000	25,741
Ser. 05-HQ6, Class A4A,
4.989s, 2042	293,000	288,798
Ser. 04-HQ4, Class A7,
4.97s, 2040	151,000	146,887
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7,
6s, 2039	360,000	186,808
Ser. 05-HQ5, Class X1, IO,
0.095s, 2042 (F)	2,043,872	15,275
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.085s, 2030	78,000	79,087

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

		Principal amount	Value

PNC Mortgage Acceptance Corp.
144A
Ser. 00-C1, Class J, 6 5/8s, 2010 $		$100,000	$94,553
Ser. 00-C2, Class J, 6.22s, 2033		76,000	76,747
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.818s, 2037		943,409	55,286
IFB Ser. 06-A7CB, Class 1A6,
IO, 0.678s, 2036		87,559	1,431
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.772s, 2036		722,340	34,116
Structured Adjustable Rate Mortgage
Loan Trust
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037		816,080	823,669
Ser. 05-9, Class AX, IO,
1.177s, 2035		1,853,588	29,101
Ser. 04-19, Class 2A1X, IO,
0.937s, 2035		621,894	6,219
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.378s, 2037		1,901,859	87,901
Ser. 07-4, Class 1A4, IO,
1s, 2037		1,901,859	58,538
Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
0.674s, 2037		1,063,188	27,035
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	46,127	93,331
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	112,700	222,100
URSUS EPC 144A FRB
Ser. 1-A, Class D, 6.938s,
2012 (Ireland)	GBP	54,880	110,242
Wachovia Bank Commercial
Mortgage Trust Ser. 04-C15,
Class A4, 4.803s, 2041		$226,000	218,640
Wachovia Bank
Commercial Mortgage
Trust 144A
FRB Ser. 05-WL5A, Class L,
8.391s, 2018		100,000	99,750
Ser. 07-C31, IO, 0.261s, 2047		8,211,621	156,514
Ser. 06-C27, Class XC, IO,
0.063s, 2045		3,546,502	30,500
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 07-SL2, Class X, IO,
0.854s, 2049		1,382,411	60,804
Washington Mutual 144A
Ser. 06-SL1, Class X, IO,
0.955s, 2043		441,189	21,835

COLLATERALIZED MORTGAGE OBLIGATIONS (41.9%)* continued

		Principal amount	Value

Washington Mutual Asset
Securities Corp. 144A Ser. 05-C1A,
Class G, 5.72s, 2036		$87,000	$80,376
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR12,
Class 2A5, 4.318s, 2035		1,716,000	1,685,233

Total collateralized mortgage obligations
(cost $52,570,587)			$53,963,749

FOREIGN GOVERNMENT BONDS AND NOTES (23.7%)*

		Principal amount	Value

Austria (Republic of ) notes
Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,570,471
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	3,000,000	4,257,204
Canada (Government of )
bonds 5 3/4s, 2033	CAD	750,000	957,624
Denmark (Kingdom of ) bonds
6s, 2009	DKK	9,640,000	1,937,342
France (Government of ) bonds
4s, 2013	EUR	63	90
Ireland (Republic of ) bonds
5s, 2013	EUR	1,700,000	2,555,666
Italy (Republic of ) unsub.
notes Ser. 11, Tranche 1,
3 1/8s, 2010	CHF	1,900,000	1,649,066
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	106,000,000	931,189
Japan (Government of )
CPI Linked bonds Ser. 12,
1.2s, 2017	JPY	69,500,000	602,828
Japan (Government of )
CPI Linked bonds Ser. 8,
1s, 2016	JPY	751,248,000	6,444,742
Netherlands (Government of )
bonds 5s, 2012	EUR	4,500,000	6,748,620
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	642,894
United Kingdom treasury
bonds 4 1/4s, 2036	GBP	610,000	1,212,842

Total foreign government bonds and notes
(cost $27,130,343)			$30,510,578

ASSET-BACKED SECURITIES (12.1%)*

		Principal amount	Value

Ace Securities Corp. FRB
Ser. 06-OP2, Class A2C,
5.023s, 2036		$56,000	$51,945
Adjustable Rate Mortgage Trust
FRB Ser. 04-5, Class 3A1,
4.967s, 2035		266,079	260,340
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N2, 10s, 2034
(Cayman Islands)		19,806	9,903

ASSET-BACKED SECURITIES (12.1%)* continued

	Principal amount	Value

Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.373s, 2036	$25,000	$3,645
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.373s, 2035	37,000	5,873
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.121s,
2011 (F)	80,000	79,870
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	82,000	80,582
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.123s, 2034	81,000	55,890
FRB Ser. 06-EC1, Class M9,
6.873s, 2035	100,000	14,500
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.123s, 2036	100,000	19,000
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	123,488	84,840
Ser. 00-A, Class A2,
7.575s, 2030	34,476	23,257
Ser. 99-B, Class A4, 7.3s, 2016	157,690	97,317
Ser. 99-B, Class A3, 7.18s, 2015	251,763	158,453
CARMAX Auto Owner Trust
Ser. 04-2, Class D, 3.67s, 2011	8,884	8,798
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.171s, 2010	170,000	169,509
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	10,119	9,310
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.373s, 2035	76,000	21,280
FRB Ser. 05-HE4, Class M12,
6.923s, 2035	91,000	16,380
Conseco Finance
Securitizations Corp.
FRB Ser. 02-1, Class M1A,
7.178s, 2033	418,000	394,891
Ser. 02-2, Class A, IO,
8 1/2s, 2033	315,106	43,027
Ser. 00-4, Class A6, 8.31s, 2032	766,384	633,943
Ser. 00-5, Class A7, 8.2s, 2032	192,000	166,365
Ser. 00-1, Class A5, 8.06s, 2031	139,635	112,210
Ser. 00-4, Class A5, 7.97s, 2032	47,647	39,848
Ser. 00-5, Class A6, 7.96s, 2032	112,000	99,902
Ser. 01-4, Class A4, 7.36s, 2033	279,959	284,623
Ser. 00-6, Class A5, 7.27s, 2031	35,454	34,732
Ser. 01-1, Class A5, 6.99s, 2032	407,798	382,962
Countrywide Asset Backed
Certificates FRB Ser. 04-6, Class 2A5,
5.263s, 2034	86,575	82,974

ASSET-BACKED SECURITIES (12.1%)* continued

		Principal amount	Value

Countrywide Asset Backed NIM
Certificates 144A Ser. 04-BC1N,
Class Note, 5 1/2s, 2035		$76	$30
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034		30,151	18,091
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		179,000	179,345
FHLMC Structured Pass Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 3.228s, 2043		159,815	14,633
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E,
8.096s, 2039		160,303	160,804
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 5.023s, 2036		87,000	82,185
First Horizon Alternative
Mortgage Securities FRB
Ser. 05-AA10, Class 2A1,
5.753s, 2035		180,236	179,729
Fremont Home Loan Trust FRB
Ser. 05-E, Class 2A4,
5.203s, 2036		124,000	118,147
Fremont NIM Trust 144A
Ser. 04-3, Class B,
7 1/2s, 2034		31,983	256
Ser. 04-3, Class A,
4 1/2s, 2034		338	5
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C,
7.589s, 2043
(United Kingdom)	GBP	299,788	608,912
FRB Ser. 02-2, Class 1C, 6.43s,
2043 (United Kingdom)		$51,705	51,544
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	455,000	607,210
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$197,860	201,541
Ser. 94-4, Class B2,
8.6s, 2019		67,010	51,131
Ser. 99-5, Class A5,
7.86s, 2030		1,215,762	1,124,579
Ser. 95-4, Class B1,
7.3s, 2025		84,541	85,080
Ser. 97-6, Class M1,
7.21s, 2029		14,000	13,116
Ser. 99-3, Class A7,
6.74s, 2031		280,000	274,958
Ser. 99-3, Class A6,
6 1/2s, 2031		67,443	67,106
Ser. 99-1, Class A6,
6.37s, 2025		22,000	22,110
Ser. 99-1, Class A5,
6.11s, 2023		75,318	73,365
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		568,314	536,086

ASSET-BACKED SECURITIES (12.1%)* continued

		Principal amount	Value

GS Auto Loan Trust 144A
Ser. 04-1, Class D, 5s, 2011		$170,180	$170,047
Guggenheim Structured Real
Estate Funding, Ltd. 144A FRB
Ser. 05-1A, Class E, 6.673s,
2030 (Cayman Islands)		56,527	50,818
High Income Trust Securities
144A FRB Ser. 03-1A, Class A,
5.856s, 2036 (Cayman Islands)		181,579	154,342
Home Equity Asset Trust
FRB Ser. 06-1, Class 2A4,
5.203s, 2036		63,000	55,250
Lehman XS Trust
FRB Ser. 07-6, Class 2A1,
5.083s, 2037		674,862	663,052
IFB Ser. 07-3, Class 4B, IO,
1.818s, 2037		353,211	19,872
Ser. 07-6, Class 3A6,
6 1/2s, 2037		1,245,052	1,249,137
LNR CDO, Ltd. 144A FRB
Ser. 02-1A, Class FFL, 7.643s,
2037 (Cayman Islands)		300,000	259,688
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4,
5.133s, 2036		59,000	54,101
Lothian Mortgages PLC 144A
FRB Ser. 3A, Class D, 7.076s,
2039 (United Kingdom)	GBP	200,000	393,615
Marriott Vacation Club Owner
Trust 144A Ser. 04-1A, Class C,
5.265s, 2026		$17,848	17,191
MBNA Credit Card Master Note
Trust FRB Ser. 03-C5, Class C5,
6.271s, 2010		170,000	169,771
Merrill Lynch Mortgage
Investors, Inc. Ser. 04-WMC3,
Class B3, 5s, 2035 (F)		37,274	29,044
Merrill Lynch Mortgage Investors
NIM Trust 144A
Ser. 04-FM1A, Class N1, 5s,
2035 (Cayman Islands)
(In default) †		1,318	1,298
Ser. 04-WM3N, Class N1,
4 1/2s, 2035 (In default) †		3,487	999
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
8.073s, 2034 (F)		50,000	30,000
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s,
2012 (F)		7,003	6,981
Morgan Stanley Mortgage Loan
Trust Ser. 05-5AR, Class 2A1,
5.348s, 2035		387,712	385,494
Nomura Asset Acceptance Corp.
144A Ser. 04-R2, Class PT,
9.087s, 2034		39,025	42,928

ASSET-BACKED SECURITIES (12.1%)* continued

		Principal amount	Value

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.033s, 2036		$74,000	$71,166
FRB Ser. 06-2, Class A2C,
5.023s, 2036		74,000	70,211
Oakwood Mortgage
Investors, Inc.
Ser. 96-C, Class B1,
7.96s, 2027		86,218	56,827
Ser. 99-D, Class A1,
7.84s, 2029		229,778	198,815
Ser. 00-A, Class A2,
7.765s, 2017		34,396	29,656
Ser. 00-D, Class A4,
7.4s, 2030		309,000	215,444
Ser. 02-B, Class A4,
7.09s, 2032		93,197	87,465
Ser. 01-D, Class A4,
6.93s, 2031		191,451	144,088
Ser. 01-E, Class A4,
6.81s, 2031		12,100	10,429
Ser. 01-C, Class A2,
5.92s, 2017		106,725	50,353
Ser. 02-C, Class A1,
5.41s, 2032		300,353	268,388
Ser. 01-E, Class A2,
5.05s, 2019		282,159	214,441
Ser. 02-A, Class A2,
5.01s, 2020		152,063	134,523
Oakwood Mortgage
Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		66,566	58,094
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 12s,
2018 (Ireland)		50,000	42,500
FRB Ser. 05-A, Class E,
10.1s, 2012 (Ireland)		53,000	51,007
People’s Financial Realty
Mortgage Securities Trust FRB
Ser. 06-1, Class 1A2,
5.003s, 2036		114,000	110,580
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s,
2042 (United Kingdom)	GBP	204,000	421,698
FRB Ser. 3, Class 3C, 6.874s,
2042 (United Kingdom)		$120,000	117,931
FRB Ser. 4, Class 3C, 6.524s,
2042 (United Kingdom)		177,000	174,387
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1,
6.694s, 2011 (United Kingdom)		120,000	115,564
FRB Ser. 04-2A, Class C,
6.574s, 2011 (United Kingdom)		100,000	95,550
Providian Gateway Master Trust
144A FRB Ser. 04-EA, Class D,
6.021s, 2011		152,000	152,008
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
7.623s, 2035		79,000	12,640

ASSET-BACKED SECURITIES (12.1%)* continued

		Principal amount	Value

Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
7.01s, 2038 (United Kingdom)	GBP	50,000	$97,436
SAIL Net Interest Margin
Notes 144A
Ser. 03-3, Class A, 7 3/4s,
2033 (Cayman Islands)
(In default) †		$5,540	17
Ser. 03-BC2A, Class A,
7 3/4s, 2033
(Cayman Islands) (In default) †		21,746	652
Ser. 04-4A, Class B, 7 1/2s,
2034 (Cayman Islands)
(In default) †		30,709	3
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †		6,592	132
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †		4,127	17
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †		5,147	5
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
5.083s, 2036		125,000	117,463
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.043s, 2036		59,000	57,295
FRB Ser. 06-3, Class A3,
5.033s, 2036		25,000	24,069
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.373s, 2035		42,000	14,700
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5.133s, 2036		59,000	52,254
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015		404,970	404,464
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s,
2037 (Cayman Islands)		188,000	182,394
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034		39,411	38,918
WFS Financial Owner Trust
Ser. 04-3, Class D, 4.07s, 2012		16,130	16,025

Total asset-backed securities (cost $16,211,654)			$15,579,369

CORPORATE BONDS AND NOTES (9.4%)*

		Principal amount	Value

Communication Services (0.4%)
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		$100,000	$102,000
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		31,000	40,085
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)		155,000	160,351

CORPORATE BONDS AND NOTES (9.4%)* continued

		Principal amount	Value

Communication Services continued
Telefonica Europe BV company
guaranty 7 3/4s, 2010 (Netherlands)		$150,000	$160,613
Verizon Communications, Inc.
sr. unsec 5.55s, 2016		80,000	80,472
			543,521

Consumer Cyclicals (0.2%)
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009		40,000	41,445
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011		155,000	157,903
			199,348

Consumer Staples (0.5%)
Campbell Soup Co. debs.
8 7/8s, 2021		50,000	64,140
Comcast Corp. company
guaranty 5.9s, 2016		155,000	155,809
Cox Communications, Inc.
144A notes 5 7/8s, 2016		30,000	29,597
CVS Caremark, Corp. 144A
pass-through certificates
6.117s, 2013		64,013	64,371
Echostar DBS Corp. sr. notes
5 3/4s, 2008		230,000	229,425
Tesco PLC 144A notes 6.15s,
2037 (United Kingdom) ##		160,000	157,504
			700,846

Energy (0.1%)
EOG Resources, Inc. sr. unsec
5 7/8s, 2017		55,000	56,134
Nexen, Inc. bonds 6.4s, 2037
(Canada)		70,000	69,649
			125,783

Financial (2.9%)
Bayerische Landesbank bonds
Ser. 5, 5 1/4s, 2009 (Germany)	EUR	1,500,000	2,196,314
Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012		$115,000	119,680
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 7.358s,
2012 (Cayman Islands)		275,000	272,244
CIT Group, Inc. sr. notes
5s, 2014		15,000	13,538
ERP Operating LP notes
5 3/4s, 2017		35,000	33,886
General Electric Capital Corp.
144A sub. notes FRN
4 5/8s, 2066	EUR	90,000	123,321
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037		$30,000	30,247
HSBC Holdings PLC sub. notes
6 1/2s, 2037 (United Kingdom)		320,000	317,048
Lehman Brothers Holdings, Inc.
sr. unsec 6.2s, 2014		115,000	115,746

CORPORATE BONDS AND NOTES (9.4%)* continued

		Principal amount	Value

Financial continued
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017		$30,000	$28,727
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015		35,000	34,689
Unitrin, Inc. sr. notes 6s, 2017		50,000	49,033
VTB Capital SA 144A sec. notes
6.609s, 2012 (Luxembourg)		450,000	450,225
			3,784,698

Government (3.9%)
European Investment Bank
supranational bank bonds
3 1/2s, 2014 (Luxembourg)	CHF	700,000	619,871
Norddeutsche Landesbank
Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	1,500,000	2,255,196
Oester Postspark Bawag
foreign government guaranty
Ser. EMTN, 3 1/4s, 2011
(Austria)	CHF	2,375,000	2,081,360
			4,956,427

Health Care (0.1%)
Bayer Corp. 144A FRB
6.2s, 2008		$75,000	75,163

Transportation (—%)
United AirLines, Inc. pass-through
certificates 6.636s, 2022		50,000	49,063

Utilities & Power (1.3%)
Abu Dhabi National Energy Co.
144A sr. notes 5.62s, 2012
(United Arab Emirates)		215,000	215,538
American Water Capital Corp.
144A bonds 6.593s, 2037		35,000	35,566
American Water Capital Corp.
144A bonds 6.085s, 2017		40,000	40,311
Arizona Public Services Co.
notes 6 1/2s, 2012		25,000	25,936
Bruce Mansfield Unit
pass-through certificates
6.85s, 2034		110,000	115,109
CMS Energy Corp. unsub. notes
6.55s, 2017		5,000	4,906
Fortum Oyj sr. unsecd. notes
Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	357,222
National Fuel Gas Co. notes
5 1/4s, 2013		$40,000	39,917
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009		150,000	154,562
Veolia Environnement sr. unsub.
notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	505,000	732,549
			1,721,616

Total corporate bonds and notes
(cost $10,204,019)			$12,156,465

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.9%)*

	Principal amount	Value

U.S. Government Guaranteed
Mortgage Obligations (0.6%)
Government National
Mortgage Association
Pass-Through Certificates
6 1/2s, October 20, 2037	$200,000	$205,641
6 1/2s, August 20, 2037	544,483	559,839
		765,480

U.S. Government Agency
Mortgage Obligations (7.3%)
Federal Home Loan Mortgage
Corporation Pass-Through
Certificates
6s, with due dates from July 1,
2021 to September 1, 2021	165,810	168,673
5 1/2s, June 1, 2035	141,894	140,137
5 1/2s, April 1, 2020	150,431	151,042
Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates from
March 1, 2033 to April 1, 2035	440,845	460,046
6 1/2s, September 1, 2036	1,924	1,970
6 1/2s, TBA, December 1, 2036	2,500,000	2,555,957
6 1/2s, TBA, November 1, 2034	2,500,000	2,558,789
6s, July 1, 2037	47,806	48,172
6s, with due dates from May 1,
2021 to October 1, 2021	453,060	461,130
5 1/2s, with due dates from May 1,
2009 to March 1, 2021	572,656	574,367
5s, with due dates from
September 1, 2035 to
August 1, 2037	895,606	859,870
5s, with due dates from May 1,
2020 to March 1, 2021	58,886	58,045
4 1/2s, with due dates from
February 1, 2020 to
February 1, 2021	734,408	712,185
4s, with due dates from May 1,
2019 to September 1, 2020	686,480	650,129
		9,400,512

Total U.S. government and agency mortgage
obligations (cost $10,146,633)		$10,165,992

U.S. TREASURY OBLIGATIONS (1.2%)*

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s,
May 15, 2030	$646,000	$776,613
U.S. Treasury Inflation Index
Notes 2 3/8s, January 15, 2017	721,770	737,327

Total U.S. treasury obligations (cost $1,454,628)		$1,513,940

PURCHASED OPTIONS OUTSTANDING (1.9%)*

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 1.03% versus
the six-month
JPY-LIBOR-BBA
maturing on	Jan-08/
January 26, 2009.	1.03	JPY	2,254,000,000	$25,416
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.0625%
versus the six-month
EUR-EURIBOR-Telerate
maturing on	Mar-09/
March 25, 2011.	4.063	EUR	1,700,000	22,652
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.16%
versus the six-month
EUR-EURIBOR-Telerate
maturing on	Mar-12/
March 26, 2014.	4.16	EUR	1,190,000	19,299
Option on an interest
rate swap with Citibank,
N.A. London for the right
to receive a fixed
rate swap of 4.0625%
versus the six month
EUR-EURIBOR-Telerate
maturing	Mar-09/
March 25, 2011.	4.063	EUR	1,700,000	5,423
Option on an interest
rate swap with Citibank,
N.A. London for the
right to receive a fixed
rate swap of 4.16%
versus the six month
EUR-EURIBOR-Telerate
maturing	Mar-12/
March 26, 2014.	4.16	EUR	1,190,000	8,128
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 4.5943% versus
the six month
EUR-EURIBOR-Telerate
maturing on	May-09/
May 18, 2019.	4.594	EUR	300,000	10,308

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198		$4,890,000	$82,250
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate swap of 5.16% versus
the three month
USD-LIBOR-BBA
maturing	Apr-08/
April 28, 2018.	5.16		9,476,000	162,608
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 4.5943%
versus the six month
EUR-EURIBOR-Telerate
maturing on	May-09/
May 18, 2019.	4.594	EUR	300,000	7,222
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.198		$4,890,000	103,179
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate swap of 5.16%
versus the three month
USD-LIBOR-BBA
maturing	Apr-08/
April 28, 2018.	5.16		9,476,000	179,760
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.215		7,909,000	128,205

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	$4,890,000	$78,387
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 8, 2018.	5.235	3,525,000	53,510
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.34% versus
the three month
USD-LIBOR-BBA
maturing on	Feb-08/
February 15, 2018.	5.34	5,947,000	42,640
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 28, 2018.	5.45	5,954,000	59,242
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.215	7,909,000	172,495
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.22	4,890,000	107,678

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 08, 2018.	5.235		$3,525,000	$79,136
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.34% versus
the three month
USD-LIBOR-BBA
maturing on	Feb-08/
February 15, 2018.	5.34		5,947,000	145,107
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 28, 2018.	5.45		5,954,000	197,494
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 4.5775% versus
the six month
EUR-EURIBOR-Reuters
maturing on	Oct-08/
October 29, 2018.	4.578	EUR	2,960,000	96,328
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 5.20% versus the
three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.20		$3,954,000	66,111
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
of 5.21% versus the
three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.21		1,582,000	25,913

PURCHASED OPTIONS OUTSTANDING (1.9%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to pay a fixed rate
swap of 5.3475% versus
the three month
USD-LIBOR-BBA
maturing	Jan-08/
February 4, 2018.	5.348		$14,933,000	$92,137
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 4.5775% versus
the six month
EUR-EURIBOR-Reuters
maturing on	Oct-08/
October 29, 2018.	4.578	EUR	2,960,000	58,289
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.20		$3,954,000	83,825
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.21% versus
the three month
USD-LIBOR-BBA
maturing on	May-08/
May 14, 2018.	5.21		1,582,000	34,187
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.3475% versus
the three month
USD-LIBOR-BBA
maturing on	Jan-08/
February 4, 2018.	5.348		14,933,000	361,379

Total purchased options outstanding
(cost $2,751,584)				$2,508,308

MUNICIPAL BONDS AND NOTES (0.1%)* (cost $175,000)

	Rating**	Principal amount	Value

Tobacco Settlement
Fin. Auth. of WVA
Rev. Bonds, Ser. A,
7.467s, 2047	Baa3	$175,000	$173,164

SENIOR LOANS (0.1%)* (c) (cost $105,000)

		Principal amount	Value

Lear Corp bank term loan FRN
7.789s, 2013		$105,000	$103,060

SHORT-TERM INVESTMENTS (2.8%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	2,525,215	$2,525,215
U.S. Treasury Bills for an effective
yield of 4.005%, March 27, 2008 #	$30,000	29,523
U.S. Treasury Bills for an effective
yield of 3.98%, March 27, 2008 #	82,000	80,697
U.S. Treasury Bills for an effective
yield of 3.95%, March 27, 2008 #	59,000	58,063
U.S. Treasury Bills for an effective
yield of 3.891%, March 27, 2008 #	949,000	933,922

Total short-term investments (cost $3,627,420)		$3,627,420

TOTAL INVESTMENTS

Total investments (cost $124,376,868)		$130,302,045

* Percentages indicated are based on net assets of $128,828,534.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at October 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2007. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2007.

## Forward commitments (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at October 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

At October 31, 2007, liquid assets totaling $85,339,507 have been designated as collateral for open forward commitments, swap contracts, forward contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2007.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2007 (as a percentage of Portfolio Value):

Austria	6.8%
Canada	2.0
Cayman Islands	0.7
Denmark	1.5
France	0.6
Germany	3.4
Ireland	2.5
Italy	1.3
Japan	6.1
Luxembourg	0.8
Netherlands	5.3
Sweden	0.5
United Kingdom	3.8
United States	64.1
Other	0.6

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/07 (aggregate face value $62,388,937)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$ 6,000,531	$ 5,763,119	1/16/08	$ 237,412
British Pound	5,461,829	5,343,840	12/19/07	117,989
Canadian Dollar	3,174	3,082	1/16/08	92
Czech Republic Koruna	169,661	157,480	12/19/07	12,181
Euro	24,764,977	23,396,357	12/19/07	1,368,620
Indian Rupee	352,905	342,113	11/21/07	10,792
Japanese Yen	15,906,573	15,682,773	11/21/07	223,800
Korean Won	1,719,563	1,681,568	11/21/07	37,995
Malaysian Ringgit	292,677	283,525	11/21/07	9,152
Mexican Peso	690,325	676,776	1/16/08	13,549
Norwegian Krone	6,365,148	6,004,210	12/19/07	360,938
Polish Zloty	1,004,388	907,230	12/19/07	97,158
Singapore Dollar	236,476	226,459	11/21/07	10,017
Swedish Krona	321,740	316,467	12/19/07	5,273
Swiss Franc	968,446	943,923	12/19/07	24,523
Taiwan Dollar	666,748	660,015	11/21/07	6,733

Total				$2,536,224

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/07 (aggregate face value $30,590,433)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 683,835	$ 658,314	1/16/08	$ (25,521)
British Pound	2,462,967	2,398,156	12/19/07	(64,811)
Canadian Dollar	4,087,748	3,888,799	1/16/08	(198,949)
Danish Krone	1,307,486	1,245,469	12/19/07	(62,017)
Euro	4,552,609	4,449,320	12/19/07	(103,289)
Hungarian Forint	448,645	416,921	12/19/07	(31,724)
Japanese Yen	4,978,818	4,940,838	11/21/07	(37,980)
Norwegian Krone	510,439	471,379	12/19/07	(39,060)
South African Rand	264,717	247,917	1/16/08	(16,800)
Swedish Krona	3,078,790	2,925,496	12/19/07	(153,294)
Swiss Franc	9,001,567	8,686,488	12/19/07	(315,079)
Taiwan Dollar	264,568	261,336	11/21/07	(3,232)

Total				$(1,051,756)

FUTURES CONTRACTS OUTSTANDING at 10/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Long)	4	$ 2,627,290	Dec-07	$ (7,577)
Canadian Government Bond 10 yr (Short)	6	715,597	Dec-07	(5,041)
Euro-Bobl 5 yr (Long)	87	13,588,546	Dec-07	(17,903)
Euro-Bund 10 yr (Long)	13	2,136,417	Dec-07	(4,937)
Euro-Buxl Bond 30 yr (Long)	12	1,601,954	Dec-07	5,884
Euro-Dollar 90 day (Long)	97	23,149,050	Sep-09	53,424
Euro-Dollar 90 day (Short)	162	38,726,100	Jun-08	(124,397)
Euro-Dollar 90 day (Short)	97	23,204,825	Sep-08	(82,864)
Euro-Schatz 2 yr (Long)	7	1,047,653	Dec-07	(2,100)
Japanese Government Bond 10 yr (Long)	21	24,770,492	Dec-07	115,193
U.K. Gilt 10 yr (Long)	24	5,359,763	Dec-07	22,909
U.S. Treasury Bond 20 yr (Long)	187	21,055,031	Dec-07	234,989
U.S. Treasury Note 10 yr (Short)	319	35,094,984	Dec-07	(136,052)
U.S. Treasury Note 5 yr (Short)	29	3,112,969	Dec-07	(33,258)
U.S. Treasury Note 2 yr (Long)	63	13,047,891	Dec-07	(16,602)

Total				$ 1,668

WRITTEN OPTIONS OUTSTANDING at 10/31/07 (premiums received $1,793,536)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of 4.40%
versus the six-month EUR-EURIBOR-Telerate maturing on March 28, 2022.	EUR	280,000	Mar-12/4.40	$ 7,032
Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of 4.56%
versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	250,000	Mar-17/4.56	8,037
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.40% versus the six-month EUR-EURIBOR-Telerate maturing on March 26, 2022.	EUR	280,000	Mar-12/4.40	19,166
Option on an interest rate swap with Citibank for the obligation to receive a fixed rate
of 4.56% versus the six-month EUR-EURIBOR-Telerate maturing on March 24, 2027.	EUR	250,000	Mar-17/4.56	16,993
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.		$3,954,500	May-12/5.51	172,653
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.		3,954,500	May-12/5.51	180,721
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.35% versus the three month USD-LIBOR-BBA maturing
on August 28, 2018.		2,296,000	Aug-08/5.35	69,546
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.385% versus the three month USD-LIBOR-BBA maturing
August 28, 2018.		5,739,000	Aug-08/5.385	182,787
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.		1,977,000	May-12/5.515	86,731
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.		791,000	May-12/5.52	34,757
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.835% versus the three month USD-LIBOR-BBA maturing
June 18, 2018.		4,488,000	Jun-08/5.835	251,597
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.84% versus the three month USD-LIBOR-BBA maturing
June 18, 2018.		14,959,000	Jun-08/5.84	843,387

WRITTEN OPTIONS OUTSTANDING at 10/31/07 (premiums received $1,793,536) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.35% versus the three month USD-LIBOR-BBA
maturing August 28, 2018.	$ 2,296,000	Aug-08/5.35	$ 39,560
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.385% versus the three month USD-LIBOR-BBA
maturing on August 28, 2018.	5,739,000	Aug-08/5.385	92,800
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,977,000	May-12/5.515	90,092
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	791,000	May-12/5.52	35,888
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	4,488,000	Jun-08/5.835	19,568
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	14,959,000	Jun-08/5.84	64,324

Total			$2,215,639

TBA SALE COMMITMENTS OUTSTANDING at 10/31/07 (proceeds receivable $4,511,641)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6 1/2s, November 1, 2037	$3,000,000	11/13/07	$3,070,547
FNMA, 5s, November 1, 2037	800,000	11/13/07	767,750
FNMA, 4 1/2s, November 1, 2022	700,000	11/19/07	677,141

Total			$4,515,438

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 1,720,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$ (88,786)

	108,000	10/3/16	5.1563%	3 month USD-LIBOR-BBA	(739)

	3,200,000	9/1/15	4.53125%	3 month USD-LIBOR-BBA	107,430

	8,348,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	17,945

	4,100,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	93,526

Citibank, N.A.
	3,210,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(93,059)

	160,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(3,958)

	12,780,000	9/29/13	5.078%	3 month USD-LIBOR-BBA	(117,765)

JPY	222,000,000	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(31,846)

	$ 2,000,000	9/17/09	3 month USD-LIBOR-BBA	4.765%	2,732

	8,981,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	79,757

Citibank, N.A., London
AUD	11,150,000	6/18/12	6 month AUD-BBR-BBSW	6.915%	(99,837)

EUR	10,410,000	3/20/08	4.0825%	6 month
				EUR-EURIBOR-Telerate	(231,013)

EUR	2,780,000	8/2/17	6 month EUR-EURIBOR-
			Telerate	4.7476%	34,877

JPY	530,000,000	2/10/16	6 month JPY-LIBOR-BBA	1.755%	56,596

JPY	2,519,922,000	4/3/08	1.165%	6 month JPY-LIBOR-BBA	(5,231)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Citibank, N.A., London continued
EUR	1,500,000		8/28/17	4.649%	6 month EUR-EURIBOR-Reuters	$ 2,457

EUR	6,310,000		8/28/09	6 month EUR-EURIBOR-Reuters	4.535%	(17,960)

AUD	12,510,000		6/18/09	6.79%	3 month AUD-BBR-BBSW	80,947

AUD	3,240,000		6/19/17	6.8095%	6 month AUD-BBR-BBSW	14,295

Credit Suisse First Boston International
	$ 932,200		7/9/14	4.945%	3 month USD-LIBOR-BBA	(11,237)

Credit Suisse International
	284,000		3/21/16	3 month USD-LIBOR-BBA	5.20497%	3,143

GBP	1,123,000		12/20/09	6 month GBP-LIBOR-BBA	5.695%	(210)

CHF	8,430,000		11/17/11	2.5125%	6 month CHF-LIBOR-BBA	73,968

GBP	284,000		4/3/36	715,462 GBP at maturity	6 month GBP-LIBOR-BBA	80,710

	$ 161,000		9/28/16	5.10886%	3 month USD-LIBOR-BBA	(524)

GBP	570,000		8/28/37	5.00%	6 month GBP-LIBOR-BBA	(21,588)

GBP	4,670,000		8/28/09	6 month GBP-LIBOR-BBA	6.145%	45,742

	$ 275,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(2,429)

	511,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	7,530

Deutsche Bank AG
HUF	157,860,000		10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	(41,000)

	$ 1,147,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	16,902

Goldman Sachs International
	480,000		4/7/14	5.33842%	3 month USD-LIBOR-BBA	(10,806)

AUD	1,130,000	(E)	7/23/19	6.84%	6 month AUD-BBR-BBSW	(5,839)

AUD	1,130,000	(E)	7/20/19	6.79%	6 month AUD-BBR-BBSW	(2,459)

JPY	139,000,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(34,041)

AUD	4,540,000	(E)	7/23/11	3 month AUD-BBR-BBSW	6.994%	(14,597)

AUD	4,540,000	(E)	7/20/11	3 month AUD-BBR-BBSW	6.954%	(17,484)

	$14,000,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(72,660)

	15,400,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	(1,694)

	131,000		5/3/16	5.565%	3 month USD-LIBOR-BBA	(6,637)

	100,000		10/19/16	5.32413%	3 month USD-LIBOR-BBA	(1,853)

	4,333,800		9/21/17	5.149%	3 month USD-LIBOR-BBA	(14,632)

	15,547,700		9/21/09	3 month USD-LIBOR-BBA	4.60%	(8,766)

	511,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	2,317

	1,047,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	4,773

	870,000		9/14/09	3 month USD-LIBOR-BBA	4.717%	343

	6,479,200		9/19/09	3 month USD-LIBOR-BBA	4.763%	10,438

JPMorgan Chase Bank, N.A.
	2,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	60,099

	122,000		12/19/16	5.0595%	3 month USD-LIBOR-BBA	(1,293)

	3,400,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	113,216

	13,778,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	221,125

	4,462,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(246,779)

	6,600,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	29,480

JPY	730,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(186,552)

	$ 109,000		9/18/16	5.291%	3 month USD-LIBOR-BBA	(1,672)

	200,000		4/17/09	5.12%	3 month USD-LIBOR-BBA	(1,368)

	100,000		4/17/17	3 month USD-LIBOR-BBA	5.266%	1,342

	26,000,000		12/23/15	5.036%	3 month USD-LIBOR-BBA	(336,610)

	3,490,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(33,544)

	32,579,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(203,036)

CAD	5,000,000		3/1/08	3 month CAD-BA-CDOR	4.215%	(16,308)

	$ 4,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	(35,283)

	487,000		8/2/15	3 month USD-LIBOR-BBA	4.6570%	(11,626)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$ 2,510,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	$ (18,927)

	1,600,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	25,255

	8,717,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	51,664

	621,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(7,369)

	2,155,000	9/11/27	5.27%	3 month USD-LIBOR-BBA	16,639

	3,570,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	(109,891)

	779,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(7,803)

	1,400,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	86,533

	4,333,800	9/21/17	5.15%	3 month USD-LIBOR-BBA	(14,940)

	15,547,700	9/21/09	3 month USD-LIBOR-BBA	4.6125%	(5,130)

Lehman Brothers Special Financing, Inc.
JPY	1,000,000,000	10/21/15	1.61%	6 month JPY-LIBOR-BBA	(12,038)

	$ 429,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(10,828)

	157,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(5,773)

	287,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,352

GBP	280,000	3/15/36	pays 677,833.33 GBP at
			maturity	6 month GBP-LIBOR-BBA	95,576

	$ 9,619,000	6/14/17	3 month USD-LIBOR-BBA	5.8725%	707,900

EUR	7,310,000	8/1/17	6 month EUR-EURIBOR-
			Telerate	4.719%	68,391

	$ 223,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(4,167)

	223,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	4,207

	554,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	2,721

	554,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(2,692)

	1,783,000	3/15/17	5.043%	3 month USD-LIBOR-BBA	7,460

	8,271,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(20,738)

JPY	257,000,000	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(30,010)

EUR	4,900,000	11/9/16	3.9555%	6 month
				EUR-EURIBOR-Telerate	230,143

	$ 2,000,000	9/17/17	3 month USD-LIBOR-BBA	5.131%	1,667

	1,287,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	6,902

	2,840,222	8/29/09	5.005%	3 month USD-LIBOR-BBA	(16,848)

	176,629	8/29/17	3 month USD-LIBOR-BBA	5.32%	2,890

	6,206,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(37,329)

	846,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(13,842)

	128,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(1,817)

	1,510,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(15,847)

	9,405,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	37,832

	360,000	9/14/17	3 month USD-LIBOR-BBA	5.055%	(1,848)

	8,981,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	85,163

	4,333,800	9/24/17	5.285%	3 month USD-LIBOR-BBA	(60,987)

	9,405,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	24,740

	1,987,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(29,087)

	10,202,000	9/11/09	3 month USD-LIBOR-BBA	4.6525%	(9,576)

	1,987,000	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(41,456)

	3,750,000	7/2/12	3 month USD-LIBOR-BBA	5.522%	164,685

EUR	1,500,000	10/1/17	4.735%	6 month
				EUR-EURIBOR-Telerate	(11,669)

EUR	6,310,000	10/1/09	6 month EUR-EURIBOR-
			Telerate	4.565%	(12,850)

	$16,579,000	6/12/17	3 month USD-LIBOR-BBA	5.717%	1,017,634

	4,319,500	9/19/09	3 month USD-LIBOR-BBA	4.755%	6,313

	15,547,700	9/24/09	3 month USD-LIBOR-BBA	4.695%	20,771

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
JPY	139,000,000	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	$ (38,459)

	$ 8,981,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	84,082

Merrill Lynch Derivative Products AG
JPY	69,500,000	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(19,308)

Morgan Stanley Capital Services, Inc.
	$ 26,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(193)

	216,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(2,515)

GBP	3,380,000	7/9/09	6 month GBP-LIBOR-BBA	6.305%	63,204

GBP	410,000	7/9/37	5.28375%	6 month GBP-LIBOR-BBA	(53,296)

Total					$1,325,460

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$1,750,000	5/2/08	5 bp plus change	Banc of America	$(33,999)
		in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

2,330,000	5/2/08	10 bp plus	Banc of America	(42,688)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

1,860,000	5/2/08	Banc of America	Banc of America	—
		Securities AAA	Securities- CMBS
		10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor

Citibank, N.A.
2,190,000	5/2/08	12.5 bp plus	Banc of America	(39,773)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

3,150,000	10/31/07	10 bp plus	Banc of America	(67,524)
		change in spread	Securities- CMBS
		of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. continued

	$ 580,000		11/2/07	15 bp plus	Banc of America	$(12,580)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	284,000		4/3/36	430,367 GBP at	GBP Non-revised	(44,061)
				maturity	Retail Price
Index

GBP	830,000		9/25/12	140,399.31 GBP at	GBP Non-revised	(4,178)
				maturity	Retail Price
Index

Deutsche Bank AG
	$ 890,000	(F)	2/1/08	30 bp plus	The spread	3,863
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Goldman Sachs International
	275,000		9/15/11	678 bp (1 month	Ford Credit Auto	6,434
				USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

GBP	830,000		10/16/12	3.09%	GBP Non-revised	2,001
UK Retail Price
Index excluding
tobacco

$3,700,000			5/1/08	10 bp plus	Banc of America	(38,100)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

GBP	830,000		9/20/12	3.170%	GBP Non-revised	3,673
UK Retail Price
Index excluding
tobacco

GBP	830,000		9/13/12	3.110%	GBP Non-revised	(805)
UK Retail Price
Index excluding
tobacco

$2,610,000		(F)	1/1/08	(10 bp plus	The spread	77,120
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
	$3,820,000		3/1/08	(115 bp minus	The spread	$ 1
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	1,148,000		2/1/08	25 bp plus	The spread	2,526
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	1,050,000		8/1/08	17.5 bp minus	The spread	315
				change in spread	return of Lehman
				of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor

Lehman Brothers Special Financing, Inc.
	2,510,000		5/1/08	25 bp minus	The spread	3,037
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

	1,670,000	(F)	4/1/08	10 bp minus	The spread	(23,044)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

GBP	830,000		10/9/12	137,932.91 GBP	GBP Non-revised	5,010
				at maturity	UK Retail Price
Index excluding
tobacco

	$5,400,000	(F)	4/1/08	(175 bp minus	The spread	66,436
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	5,400,000	(F)	9/1/08	Beginning	The spread	(12,263)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$3,252,000	(F)	3/1/08	(2.5 bp plus	The spread	$ 14,195
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

2,285,000	(F)	3/1/08	70 bp minus	The spread	978
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

2,866,000		3/1/08	(120 bp minus	The spread	6,815
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

3,743,000		2/1/08	(45 bp minus	The spread	1,171
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

4,499,000	(F)	2/1/08	30 bp plus	The spread	16,421
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

891,000	(F)	2/1/08	50 bp minus	The spread	1,277
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

1,760,000		2/1/08	57.5 bp plus	The spread	(652)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

4,026,000		8/1/08	32.75 bp plus	The spread	(3,352)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

GBP	280,000	(F)	3/15/36	423,793 GBP at	GBP Non-revised	$(47,146)
				maturity	Retail Price
Index

	$2,511,000		1/1/08	(5 bp plus	The spread	77,520
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	2,610,000	(F)	1/1/08	(Beginning	The spread	78,626
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index)	duration factor

	2,610,000		1/1/08	(10 bp plus	The spread	73,217
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index)

	1,350,000		12/1/07	8 bp plus	The spread	(39,739)
				beginning	return of Lehman
				of period nominal	Brothers Aaa
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

Morgan Stanley Capital Services, Inc.
	1,650,000		10/31/07	10 bp plus	Banc of America	(35,391)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

	1,540,000		4/30/08	15 bp minus	Banc of America	(4,244)
				change in spread	Securities- CMBS
				of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

	4,232,000		1/31/08	110 bp minus	The spread	(29,585)
				change in spread	return of Lehman
				of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued

$ 757,000	(F)	1/31/08	80 bp minus	Banc of America	$ (4,881)
			change in spread	Securities- CMBS
			of Banc	AAA 10 year Index
of America
Securities AAA
10 yr Index
multiplied by
the modified
duration factor

757,000		1/31/08	70 bp minus	The spread	(3,844)
			change in spread	return of Lehman
			of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

340,000		11/30/07	7.5 bp plus	The spread	(10,011)
			beginning	return of Lehman
			of period nominal	Brothers Aaa
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

Total					$(57,224)

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/07

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 300	$ 437,000	10/12/52	(134 bp)	$ 88,416

XL Capital Assurance Inc.	—	10,000	12/20/12	400 bp	22

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	2,539	524,216	10/12/52	(134 bp)	108,357

Citibank, N.A.
CMS Energy Corp.,
6.875%, 12/15/15	—	95,000	6/20/12	57 bp	(1,760)

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	231,000	6/20/12	22 bp	(4,692)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	250,000	12/20/12	61.56 bp	(2,344)

Goldman Sachs International
DJ CDX NA HY Series 8
Index	82,096	5,460,000	6/20/12	35 bp	15,366

DJ CDX NA HY Series 9
Index 25-35% tranche	—	247,000	12/20/10	108.65 bp	(2,605)

DJ CDX NA IG Series 9
Index	(41,298)	12,500,000	12/20/12	(60 bp)	(30,881)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	115,000	9/20/17	(67.8 bp)	2,644

Merrill Lynch & Co.,
5%, 1/15/15	—	115,000	9/20/12	48 bp	(1,707)

Merrill Lynch & Co.,
5%, 1/15/15	—	115,000	9/20/17	(59.8 bp)	1,741

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA CMBX AAA Index	$ —	$ 545,000	3/15/49	(7 bp)	$ 9,734

DJ CDX NA HY Series 9
Index 25-35% tranche	—	253,000	12/20/10	105.5 bp	(2,904)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	850,000	12/20/12	(5.8 bp)	783

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	115,000	9/20/17	(77 bp)	2,100

CMS Energy Corp.,
6.875%, 12/15/15	—	25,000	6/20/12	62 bp	(411)

DJ ABX NA CMBX BBB Index	453	110,000	10/12/52	(134 bp)	23,051

DJ CDX NA CMBX AA Index (F)	(2,915)	92,000	3/15/49	(15 bp)	3,417

DJ CDX NA CMBX AAA Index	—	1,786,000	3/15/49	(7 bp)	25,207

DJ CDX NA HY Series 8
Index 35-60% tranche	—	4,837,000	6/20/12	104 bp	(91,469)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,000,000	12/20/10	90 bp	(15,705)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,000,000	12/20/10	104.5 bp	(11,192)

DJ CDX NA IG Series 8
Index	13,486	863,000	6/20/12	35 bp	2,939

DJ CDX NA IG Series 8
Index 30-100% tranche	—	3,430,350	6/20/12	(3.125 bp)	6,528

DJ CDX NA IG Series 8
Index 30-100% tranche	—	2,806,650	6/20/12	(8 bp)	(716)

DJ CDX NA IG Series 9
Index	(7,234)	1,462,000	12/20/12	(60 bp)	(6,357)

DJ LCDX NA Series 9.1
Index 15-100% tranche (F)	—	250,000	12/20/12	59.3 bp	(2,773)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	85,000	9/20/12	45.5 bp	(486)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	115,000	9/20/17	(58 bp)	96

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	115,000	9/20/12	48 bp	(1,034)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	115,000	9/20/17	(60.5 bp)	828

XL Capital Assurance
Inc.	—	40,000	12/20/12	400 bp	88

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	133	182,342	10/12/52	(134 bp)	37,591

DJ CDX NA IG Series 8
Index	38,474	3,200,000	6/20/12	35 bp	(635)

Total					$151,237

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $121,851,653)	$127,776,830
Affiliated issuers (identified cost $2,525,215) (Note 5)	2,525,215

Cash	309,349

Foreign currency (cost $749,538) (Note 1)	747,233

Interest and other receivables	1,252,997

Receivable for shares of the fund sold	333,726

Receivable for securities sold	2,714,432

Receivable for sales of delayed delivery securities (Notes 1 and 6)	4,521,049

Receivable for open forward currency contracts (Note 1)	2,549,291

Receivable for closed forward currency contracts (Note 1)	277,979

Unrealized appreciation on swap contracts (Note 1)	4,744,958

Premiums paid on swap contracts (Note 1)	51,447

Receivable for closed swap contracts (Note 1)	276,880

Total assets	148,081,386

LIABILITIES

Payable for variation margin (Note 1)	58,516

Payable for securities purchased	1,600,670

Payable for purchases of delayed delivery securities (Notes 1 and 6)	5,115,671

Payable for shares of the fund repurchased	322,724

Payable for compensation of Manager (Notes 2 and 5)	127,985

Payable for investor servicing fees (Note 2)	47,976

Payable for custodian fees (Note 2)	24,839

Payable for Trustee compensation and expenses (Note 2)	106,171

Payable for administrative services (Note 2)	1,104

Payable for distribution fees (Note 2)	39,131

Payable for open forward currency contracts (Note 1)	1,064,823

Payable for closed forward currency contracts (Note 1)	443,396

Written options outstanding, at value (premiums received $1,793,536) (Notes 1 and 3)	2,215,639

TBA sale commitments, at value (proceeds receivable $4,511,641) (Note 1)	4,515,438

Unrealized depreciation on swap contracts (Note 1)	3,325,485

Premiums received on swap contracts (Note 1)	137,481

Payable for closed swap contracts (Note 1)	58,011

Other accrued expenses	47,792

Total liabilities	19,252,852

Net assets	$128,828,534

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$129,277,117

Undistributed net investment income (Note 1)	5,803,206

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,685,806)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,434,017

Total — Representing net assets applicable to capital shares outstanding	$128,828,534

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($91,615,998 divided by 7,223,287 shares)	$12.68

Offering price per class A share (100/96.25 of $12.68)*	$13.17

Net asset value and offering price per class B share ($10,644,285 divided by 841,840 shares)**	$12.64

Net asset value and offering price per class C share ($2,830,329 divided by 223,764 shares)**	$12.65

Net asset value and redemption price per class M share ($20,087,936 divided by 1,594,478 shares)	$12.60

Offering price per class M share (100/96.75 of $12.60)***	$13.02

Net asset value, offering price and redemption price per class R share ($421,830 divided by 33,283 shares)	$12.67

Net asset value, offering price and redemption price per class Y share ($3,228,156 divided by 254,189 shares)	$12.70

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/07

INVESTMENT INCOME

Interest (including interest income of $307,263 from investments in affiliated issuers) (Note 5)	$ 6,227,374

EXPENSES

Compensation of Manager (Note 2)	877,869

Investor servicing fees (Note 2)	293,896

Custodian fees (Note 2)	92,507

Trustee compensation and expenses (Note 2)	35,573

Administrative services (Note 2)	18,289

Distribution fees — Class A (Note 2)	216,551

Distribution fees — Class B (Note 2)	125,667

Distribution fees — Class C (Note 2)	27,912

Distribution fees — Class M (Note 2)	101,749

Distribution fees — Class R (Note 2)	1,104

Auditing	141,446

Other	101,393

Non-recurring costs (Notes 2 and 7)	75

Costs assumed by Manager (Notes 2 and 7)	(75)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(420,040)

Total expenses	1,613,916

Expense reduction (Note 2)	(19,257)

Net expenses	1,594,659

Net investment income	4,632,715

Net realized gain on investments (Notes 1 and 3)	61,711

Net increase from payments by affiliates (Note 2)	51,087

Net realized gain on swap contracts (Note 1)	120,306

Net realized loss on futures contracts (Note 1)	(1,528,161)

Net realized gain on foreign currency transactions (Note 1)	234,879

Net realized gain on written options (Notes 1 and 3)	336,352

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,535,984

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	4,918,018

Net gain on investments	5,730,176

Net increase in net assets resulting from operations	$10,362,891

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/07	10/31/06

Operations:
Net investment income	$ 4,632,715	$ 3,899,780

Net realized gain (loss) on investments and foreign currency transactions	(723,826)	143,973

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	6,454,002	2,080,982

Net increase in net assets resulting from operations	10,362,891	6,124,735

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(3,363,103)	(4,681,237)

Class B	(391,093)	(857,353)

Class C	(87,258)	(123,403)

Class M	(742,289)	(1,190,629)

Class R	(8,585)	(5,477)

Class Y	(117,368)	(146,434)

Redemption fees (Note 1)	5,001	7,030

Decrease from capital share transactions (Note 4)	(6,607,082)	(22,390,062)

Total decrease in net assets	(948,886)	(23,262,830)

NET ASSETS

Beginning of year	129,777,420	153,040,250

End of year (including undistributed net investment income of $5,803,206 and $4,429,761, respectively)	$128,828,534	$129,777,420

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees(b)	of period	value (%)(c)	(in thousands)	assets (%)(d)	net assets (%)	(%)

CLASS A
October 31, 2007	$12.12	.47(e)	.57	1.04	(.48)	(.48)	—	$12.68	8.76	$91,616	1.16(e)	3.82(e)	103.10(f)
October 31, 2006	12.18	.37(e,g)	.22	.59	(.65)	(.65)	—	12.12	5.01	87,210	1.17(e,g)	3.04(e,g)	97.83(f)
October 31, 2005	12.73	.38(e)	(.42)	(.04)	(.51)	(.51)	—	12.18	(.39)	98,198	1.22(e)	2.96(e)	197.70(f)
October 31, 2004	12.65	.33(e)	.88	1.21	(1.13)	(1.13)	—	12.73	9.99	104,736	1.29(e)	2.65(e)	162.13
October 31, 2003	11.39	.40	1.31	1.71	(.45)	(.45)	—	12.65	15.18	120,099	1.31	3.23	197.79

CLASS B
October 31, 2007	$12.08	.37(e)	.57	.94	(.38)	(.38)	—	$12.64	7.97	$10,644	1.91(e)	3.09(e)	103.10(f)
October 31, 2006	12.13	.28(e,g)	.23	.51	(.56)	(.56)	—	12.08	4.31	15,238	1.92(e,g)	2.37(e,g)	97.83(f)
October 31, 2005	12.69	.28(e)	(.42)	(.14)	(.42)	(.42)	—	12.13	(1.23)	23,480	1.97(e)	2.20(e)	197.70(f)
October 31, 2004	12.61	.24(e)	.87	1.11	(1.03)	(1.03)	—	12.69	9.20	29,246	2.04(e)	1.93(e)	162.13
October 31, 2003	11.36	.30	1.30	1.60	(.35)	(.35)	—	12.61	14.27	41,469	2.06	2.44	197.79

CLASS C
October 31, 2007	$12.09	.38(e)	.56	.94	(.38)	(.38)	—	$12.65	7.96	$2,830	1.91(e)	3.07(e)	103.10(f)
October 31, 2006	12.14	.27(e,g)	.24	.51	(.56)	(.56)	—	12.09	4.32	2,712	1.92(e,g)	2.28(e,g)	97.83(f)
October 31, 2005	12.70	.29(e)	(.43)	(.14)	(.42)	(.42)	—	12.14	(1.19)	2,699	1.97(e)	2.22(e)	197.70(f)
October 31, 2004	12.62	.23(e)	.88	1.11	(1.03)	(1.03)	—	12.70	9.16	1,682	2.04(e)	1.90(e)	162.13
October 31, 2003	11.37	.29	1.32	1.61	(.36)	(.36)	—	12.62	14.30	2,337	2.06	2.35	197.79

CLASS M
October 31, 2007	$12.04	.43(e)	.58	1.01	(.45)	(.45)	—	$12.60	8.54	$20,088	1.41(e)	3.58(e)	103.10(f)
October 31, 2006	12.10	.34(e,g)	.22	.56	(.62)	(.62)	—	12.04	4.79	21,974	1.42(e,g)	2.81(e,g)	97.83(f)
October 31, 2005	12.66	.34(e)	(.42)	(.08)	(.48)	(.48)	—	12.10	(.73)	25,065	1.47(e)	2.70(e)	197.70(f)
October 31, 2004	12.58	.30(e)	.87	1.17	(1.09)	(1.09)	—	12.66	9.77	31,245	1.54(e)	2.40(e)	162.13
October 31, 2003	11.33	.37	1.29	1.66	(.41)	(.41)	—	12.58	14.86	38,446	1.56	3.02	197.79

CLASS R
October 31, 2007	$12.12	.44(e)	.56	1.00	(.45)	(.45)	—	$12.67	8.42	$422	1.41(e)	3.52(e)	103.10(f)
October 31, 2006	12.17	.32(e,g)	.25	.57	(.62)	(.62)	—	12.12	4.86	127	1.42(e,g)	2.67(e,g)	97.83(f)
October 31, 2005	12.74	.36(e)	(.44)	(.08)	(.49)	(.49)	—	12.17	(.74)	70	1.47(e)	2.72(e)	197.70(f)
October 31, 2004†	12.81	.27(e)	.73	1.00	(1.07)	(1.07)	—	12.74	8.21*	2	1.41*(e)	2.21*(e)	162.13

CLASS Y
October 31, 2007	$12.13	.50(e)	.58	1.08	(.51)	(.51)	—	$12.70	9.12	$3,228	.91(e)	4.06(e)	103.10(f)
October 31, 2006	12.18	.40(e,g)	.23	.63	(.68)	(.68)	—	12.13	5.34	2,517	.92(e,g)	3.31(e,g)	97.83(f)
October 31, 2005††	12.31	.03(e)	(.10)	(.07)	(.06)	(.06)	—	12.18	(.61)*	3,529	.07*(e)	.24*(e)	197.70(f)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to October 31, 2004.

†† For the period October 4, 2005 (commencement of operations) to October 31, 2005.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	10/31/07	10/31/06	10/31/05	10/31/04

Class A	0.34%	0.31%	0.14%	0.09%

Class B	0.34	0.31	0.14	0.09

Class C	0.34	0.31	0.14	0.09

Class M	0.34	0.31	0.14	0.09

Class R	0.34	0.31	0.12	0.09

Class Y	0.34	0.31	0.02	N/A

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/07

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Effective January 2, 2008, the class A maximum front-end sales charge will change to 4.00% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $14,389,216 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

249,360	October 31, 2014

1,885,328	October 31, 2015

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2007, the fund reclassified $1,450,426 to increase undistributed net investment income and $21,377,988 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $19,927,562.

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

Unrealized appreciation	$ 8,247,381
Unrealized depreciation	(2,740,461)
——————————————
Net unrealized appreciation	5,506,920
Undistributed ordinary income	7,117,007
Capital loss carryforward	(14,389,216)
Cost for federal income tax purposes	$ 124,795,125

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the year ended October 31, 2007, Putnam Management waived $414,920 of its management fee from the fund.

Effective August 3, 2007, Marsh & McLennan Companies, Inc. sold its ownership interest in Putnam Management, its parent companies and affiliates to a wholly-owned subsidiary of Great-West Lifeco, Inc. The fund’s shareholders have approved a new management contract for the fund that became effective upon the sale.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL. A new sub-management contract between Putnam Management and PIL was approved effective upon the change of control of Putnam Management described in the previous paragraph.

For the year ended October 31, 2007, Putnam Management has assumed $75 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $51,087 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.01% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2007, the fund incurred $352,755 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended October 31, 2007, the fund’s expenses were reduced by $19,257 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $281, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of

Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $6,427 and $303 from the sale of class A and class M shares, respectively, and received $15,745 and $781 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2007, Putnam Retail Management, acting as underwriter, received $168 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $121,309,970 and $118,764,690, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended October 31, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	USD	7,140,000	$276,140
	JPY	2,519,922,000	$47,270
	EUR	—	$—
	AUD	—	$—

Options opened	USD	68,409,077	1,769,345
	JPY	—	—
	EUR	1,060,000	43,152
	AUD	6,120,000	2,933

Options exercised	USD	—	—
	JPY	—	—
	EUR	—	—
	AUD	—	—

Options expired	USD	(7,140,000)	(276,140)
	JPY	(2,519,922,000)	(47,270)
	EUR	—	—
	AUD	(6,120,000)	(2,933)

Options closed	USD	(77)	(18,961)
	JPY	—	—
	EUR	—	—
	AUD	—	—

Written options outstanding
at end of year	USD	68,409,000	$1,750,384
	JPY	—	$—
	EUR	1,060,000	$43,152
	AUD	—	$—

Note 4: Capital shares

At October 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 10/31/07:

Shares sold	1,495,496	$ 18,354,169

Shares issued in connection with
reinvestment of distributions	236,846	2,900,517

	1,732,342	21,254,686

Shares repurchased	(1,703,117)	(20,828,314)

Net increase	29,225	$ 426,372

Year ended 10/31/06:

Shares sold	1,478,688	$ 17,834,823

Shares issued in connection with
reinvestment of distributions	331,093	3,978,901

	1,809,781	21,813,724

Shares repurchased	(2,681,235)	(32,280,079)

Net decrease	(871,454)	$(10,466,355)

CLASS B	Shares	Amount

Year ended 10/31/07:

Shares sold	175,640	$ 2,144,301

Shares issued in connection with
reinvestment of distributions	26,378	321,633

	202,018	2,465,934

Shares repurchased	(621,405)	(7,571,670)

Net decrease	(419,387)	$ (5,105,736)

Year ended 10/31/06:

Shares sold	312,047	$ 3,754,769

Shares issued in connection with
reinvestment of distributions	60,693	727,368

	372,740	4,482,137

Shares repurchased	(1,046,402)	(12,552,265)

Net decrease	(673,662)	$ (8,070,128)

CLASS C	Shares	Amount

Year ended 10/31/07:

Shares sold	82,773	$ 1,009,342

Shares issued in connection with
reinvestment of distributions	5,742	70,145

	88,515	1,079,487

Shares repurchased	(89,043)	(1,085,810)

Net decrease	(528)	$ (6,323)

Year ended 10/31/06:

Shares sold	91,210	$ 1,096,587

Shares issued in connection with
reinvestment of distributions	7,023	84,190

	98,233	1,180,777

Shares repurchased	(96,143)	(1,156,763)

Net increase	2,090	$ 24,014

CLASS M	Shares	Amount

Year ended 10/31/07:

Shares sold	90,618	$ 1,101,562

Shares issued in connection with
reinvestment of distributions	10,004	121,699

	100,622	1,223,261

Shares repurchased	(330,693)	(3,997,327)

Net decrease	(230,071)	$(2,774,066)

Year ended 10/31/06:

Shares sold	149,176	$ 1,793,502

Shares issued in connection with
reinvestment of distributions	11,292	134,897

	160,468	1,928,399

Shares repurchased	(407,157)	(4,866,568)

Net decrease	(246,689)	$(2,938,169)

CLASS R	Shares	Amount

Year ended 10/31/07:

Shares sold	31,552	$ 387,477

Shares issued in connection with
reinvestment of distributions	698	8,585

	32,250	396,062

Shares repurchased	(9,440)	(115,758)

Net increase	22,810	$ 280,304

Year ended 10/31/06:

Shares sold	5,901	$ 71,043

Shares issued in connection with
reinvestment of distributions	456	5,477

	6,357	76,520

Shares repurchased	(1,613)	(19,336)

Net increase	4,744	$ 57,184

CLASS Y	Shares	Amount

Year ended 10/31/07:

Shares sold	78,305	$ 958,124

Shares issued in connection with
reinvestment of distributions	9,576	117,368

	87,881	1,075,492

Shares repurchased	(41,206)	(503,125)

Net increase	46,675	$ 572,367

Year ended 10/31/06:

Shares sold	44,451	$ 537,315

Shares issued in connection with
reinvestment of distributions	12,180	146,434

	56,631	683,749

Shares repurchased	(138,939)	(1,680,357)

Net decrease	(82,308)	$ (996,608)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2007, management fees paid were reduced by $5,120 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $307,263 for the year ended October 31, 2007. During the year ended October 31, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $57,105,280 and $69,333,170, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation is not expected to have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information
(unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

6,757,609	208,974	205,579

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter	(Born 1943), Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill	(Born 1942), Trustee since 1985
and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.*	(Born 1948), Trustee since 2004
and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2007, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2003, Senior Vice President,
Senior Vice President and Treasurer	United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, General Counsel,
Since 2002	State Street Research & Management Company

Senior Managing Director, Putnam Investments	Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer
Janet C. Smith (Born 1965)	Since 2007
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments and Putnam Management	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Mark C. Trenchard (Born 1962)
Since 2007	Vice President and BSA Compliance Officer
Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam Management.	Vice President, Assistant Clerk, Assistant Treasurer
During 2002, Chief Operating Officer, Atalanta/Sosnoff	and Proxy Manager
Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Wanda M. McManus
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Senior Associate Treasurer
Management, LLC	President	and Assistant Clerk
One Post Office Square
Boston, MA 02109	Charles E. Porter	Nancy E. Florek
	Executive Vice President, Principal	Vice President, Assistant Clerk,
Investment Sub-Manager	Executive Officer, Associate Treasurer	Assistant Treasurer and Proxy Manager
Putnam Investments Limited	and Compliance Liaison
57–59 St. James’s Street
London, England SW1A 1LD	Jonathan S. Horwitz
Senior Vice President and Treasurer
Marketing Services
Putnam Retail Management	Steven D. Krichmar
One Post Office Square	Vice President and Principal Financial Officer
Boston, MA 02109
Janet C. Smith
Custodian	Vice President, Principal Accounting Officer
State Street Bank and Trust Company	and Assistant Treasurer

Legal Counsel	Susan G. Malloy
Ropes & Gray LLP	Vice President and Assistant Treasurer

Independent Registered Public	Beth S. Mazor
Accounting Firm	Vice President
PricewaterhouseCoopers LLP
James P. Pappas
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	Richard S. Robie, III
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	Francis J. McNamara, III
Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Paul L. Joskow
Elizabeth T. Kennan	Robert R. Leveille
Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
George Putnam, III	Mark C. Trenchard
W. Thomas Stephens	Vice President and BSA Compliance Officer
Richard B. Worley
Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN031 248366 12/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2007	$129,686	$19	$10,836	$43*
October 31, 2006	$142,172*	$35	$10,202	$ 5,083*

* Includes fees of $31 and $215 ($118 in Audit Fees and $97 in All Other Fees) billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended October 31, 2007 and October 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended October 31, 2007and October 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $116,104 and $239,032 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and to the valuation of derivative securities. .

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
October 31,
2007	$ -	$28,129	$ -	$ -
October 31,
2006	$ -	$ 95,192	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: During the period, Putnam Fiduciary Trust Company, the fund's transfer agent, began utilizing shareholder systems and systems support provided by DST Systems, Inc. and certain of its affiliates.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2007